                                                                  Exhibit 10.59

                           PURCHASE AND SALE AGREEMENT

                                     Between

                                  100 WALL LLC


                                                SELLER,


                                       and


                                  TOWER REALTY
                           OPERATING PARTNERSHIP, L.P.

                                                PURCHASER.



                                    Premises:


                                 100 Wall Street
                               New York, New York


                               September 11, 1997
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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

l. DEFINITIONS...............................................................1

2. PURCHASE AND SALE.........................................................4

3. DUE DILIGENCE PERIOD......................................................4

4. PURCHASE PRICE AND DEPOSIT................................................6

5. STATUS OF THE TITLE.......................................................7

6. TITLE INSURANCE; LIENS....................................................8

7. APPORTIONMENTS............................................................10

8. PROPERTY NOT INCLUDED IN SALE.............................................15

9. COVENANTS OF SELLER.......................................................15

10. ASSIGNMENTS BY SELLER AND ASSUMPTIONS BY PURCHASER; SECURITY DEPOSITS;
    EMPLOYEES................................................................16

11. CONDITION OF THE PROPERTY; REPRESENTATIONS...............................18

12. DAMAGE AND DESTRUCTION...................................................21

13. CONDEMNATION.............................................................23

14. BROKERS AND ADVISORS.....................................................24

15. TAX REDUCTION PROCEEDINGS................................................25

16. TRANSFER TAXES AND RECORDING CHARGES.....................................26

17. DELIVERIES TO BE MADE ON THE CLOSING DATE................................26

18. CLOSING DATE.............................................................29

19. NOTICES..................................................................31

20. DEFAULT BY PURCHASER OR SELLER...........................................32

21. FIRPTA COMPLIANCE........................................................34

22. ENTIRE AGREEMENT.........................................................35


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                                                                            Page
                                                                            ----

23. AMENDMENTS...............................................................35

24. WAIVER...................................................................35

25. PARTIAL INVALIDITY.......................................................35

26. SECTION HEADINGS.........................................................35

27. GOVERNING LAW............................................................36

28. PARTIES; ASSIGNMENT AND RECORDING........................................36

29. CONFIDENTIALITY AND PRESS RELEASES.......................................37

30. FURTHER ASSURANCES.......................................................37

31. THIRD PARTY BENEFICIARY..................................................38

32. JURISDICTION AND SERVICE OF PROCESS......................................38

33. WAIVER OF TRIAL BY JURY..................................................38

34. MISCELLANEOUS............................................................38

34. REIT COOPERATION.........................................................39


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Schedules
A.    Description of the Land
B.    Easements, Conditions, Restrictions and Encumbrances
C.    List of Employees
D.    List of Leases
E.    List of Contracts
F.    List of Security Deposits
G.    Arrearage Schedule
H.    Litigation
I.    Violations
J.    Employment Agreements
K.    Existing Insurance

Exhibits

1.   Form of Due Diligence Acceptance Notice
2.   Escrow Agent's Wire Instructions
3.   Form of Deed
4.   Form of Bill of Sale
5.   Form of Notice to Tenants
6.   Form of FIRPTA Affidavit
7.   Form of Assignment and Assumption of Leases and Contracts
8.   Form of General Assignment and Assumption Agreement
9.   Form of Tenant Estoppel Certificate


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            PURCHASE AND SALE AGREEMENT (this "Agreement") made as of the __ day of September, 1997 between 100 WALL LLC, a New York limited liability company, having an address at c/o The Witkoff Group, LLC 156 William Street, New York, N.Y. 10038 ("Seller") and TOWER REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, having an address at c/o Tower Realty Trust, Inc., 120 West 45th Street, New York, New York 10036 ("Purchaser").

                              W I T N E S S E T H :

            WHEREAS, Seller is the owner and holder of the fee simple estate in and to that certain plot, piece and parcel of land (the "Land") known as 100 Wall Street, New York, New York and more particularly described in Schedule A annexed hereto, together with the building and all other improvements (collectively, the "Building") located on the Land (the Building and the Land are hereinafter sometimes collectively referred to as the "Premises");

            WHEREAS, Seller desires to cause the sale, assignment and transfer of its interests in and to the Premises to Purchaser in accordance with the terms and provisions of this Agreement, and Purchaser desires to purchase such interests from Seller upon the terms more particularly set forth in this Agreement;

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

            l.    DEFINITIONS.

Adjourned Closing Date                          Section 6
Agreement                                       Preamble
Apportionment Date                              Section  7(a)
Broker                                          Section 14(a)
Building                                        Recitals
business day                                    Section 4(d)
Closing                                         Section 18
Closing Date                                    Section 18
Commitment                                      Section 6(a)
Commitment Objection Date                       Section 6(a)
Company                                         Section 6
Contracts                                       Section 10(a)(ii)
Controlled Affiliate                            Section 28
controlled by                                   Section 28(b)
Damages                                         Section 11(c)
Deposit                                         Section 4(a)

Disclosed Survey Items                          Section 5(a)
Due Diligence Period                            Section 3(a)
Due Diligence Acceptance Notice                 Section 3(d)
Escrow Agent                                    Section 4(a)
Excluded Personalty                             Section 8
Exculpated Parties                              Section 11(a)
Feldman Reit                                    Section 28(b)
FFHS&J Escrow Agreement                         Section 4(b)
Final Closing Statement                         Section 7(i)
FIRPTA                                          Section 21
First Adjournment Deposit                       Section 18
Land                                            Recitals
Lease Additional Rent                           Section 7(b)(ii)
Leases                                          Section 10(a)(i)
New Closing Notice                              Section 6(d)
96/97 Tax Year                                  Section 15
97/98 Tax Year                                  Section 15
Notices                                         Section 19
Non-Objectionable Encumbrances                  Section 6(a)
Permitted Encumbrances                          Section 5
Personalty                                      Section 2(a)
Preliminary Closing Statement                   Section 7(i)
Premises                                        Recitals
Proceeding                                      Section 11(c)
Proceeds                                        Section 11(c)
Property                                        Section 2(a)
Property Taxes                                  Section 7(a)(ii)
Purchaser                                       Preamble
Purchaser's Representatives                     Section 3(a)
RET                                             Section 16(a)
RPT                                             Section 16(a)
Rents                                           Section 7(a)(i)
Representation                                  Section 11(c)
Required Tenants                                Section 17(a)
Scheduled Closing Date                          Section 18
Second Adjournment Deposit                      Section 18
Seller                                          Preamble
Seller Related Parties                          Section 3(c)
Taking                                          Section 13(a)
Tenant Inducement Costs                         Section 7(h)
Title Cure Notice                               Section 6(a)


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Title Cure Period                               Section 6(a)
Title Objections                                Section 6(a)
Transferred Security Deposits                   Section 17(a)
Undisclosed Survey Items                        Section 5(a)
Update Exceptions                               Section 6(a)
Update Objection Date                           Section 6(a)
Utilities                                       Section 7(e)


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            2.    PURCHASE AND SALE.

                  (a) Seller shall sell, assign and convey to Purchaser, and Purchaser shall purchase and assume from Seller, subject to the terms and conditions of this Agreement, all of Seller's right, title and interest in and to and under (i) the Premises, (ii) the fixtures, furnishings, furniture, equipment, machinery, inventory, appliances and other tangible and intangible personal property owned by Seller and located at the Premises and used in connection with the operation thereof (collectively, the "Personalty"); and
(iii) the Leases and Contracts in effect on the Closing Date (as such terms are hereinafter defined) (subject to Section 9 hereof). The items described in clauses (i), (ii) and (iii) above shall be referred to herein collectively as the "Property."

                  (b) The parties hereto acknowledge and agree that the value of the Personalty is de minimis and no part of the Purchase Price (as hereinafter defined) is allocable thereto.

            3.    DUE DILIGENCE PERIOD.

                  (a) Purchaser shall have the period commencing on the date hereof and continuing until 5:00 p.m. on Monday, September 15, 1997, time being of the essence (the "Due Diligence Period"), during which to complete its review and due diligence and to physically inspect the Premises, in accordance with this Section 3. Subject to the provisions of this Section 3(b), during the Due Diligence Period, Purchaser and its agents, employees, consultants, inspectors, appraisers, engineers and contractors (collectively "Purchaser's Representatives") shall have the right, from time to time, upon the advanced notice required pursuant to Section 3(b), to enter upon and pass through the Premises during normal business hours to examine and inspect the same.

                  (b) In conducting the inspection of the Premises and its due diligence review, neither Purchaser nor any of Purchaser's Representatives shall
(a) contact or have any discussions with any of Seller's employees, agents or representatives, or with any tenants at, or contractors providing services to, the Premises, unless in each case Purchaser obtains the prior consent of Seller, it being agreed that all such contacts or discussions shall, pending any such approval, be directed to Jeffrey A. Goldberger, (b) interfere with the business of Seller conducted at the Premises or (c) damage the Premises or any portion thereof. In conducting the foregoing inspection, Purchaser and Purchaser's Representatives shall at all times comply with, and shall be subject to, all other terms, covenants and conditions of this Agreement. Seller may from time to time establish reasonable rules of conduct for Purchaser and Purchaser's Representatives in furtherance of the foregoing. Purchaser shall schedule and coordinate all inspections, including, without limitation, any environmental tests, with Seller and shall give Seller at least one (1) business day prior notice thereof. Seller shall be entitled to have a representative present at all times during each such inspection. Purchaser agrees to pay to


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Seller on demand the actual cost of repairing and restoring any damage or disturbance which Purchaser or Purchaser's Representatives shall cause to the Premises or any portion thereof. All inspection fees, appraisal fees, engineering fees and other costs and expenses of any kind incurred by Purchaser or Purchaser's Representatives relating to such inspection of the Premises and its other due diligence shall be at the sole expense of Purchaser. Purchaser and Purchaser's Representatives shall not be permitted to conduct borings of the Premises or drilling in or on the Premises in connection with the preparation of an environmental audit or in connection with any other inspection of the Premises without the consent of Seller (and, if such consent is given, Purchaser shall be obligated to pay to Seller on demand the cost of repairing and restoring any damage as aforesaid). The provisions of this Section 3(b) shall survive the Closing or any termination of this Agreement.

                  (c) Purchaser agrees to indemnify and hold Seller and its direct and indirect shareholders, officers, directors, partners, principals, members, employees, agents, contractors, and any successors or assigns of the foregoing (collectively with Seller, "Seller Related Parties") harmless from and against any and all losses, costs, damages, liens, claims, liabilities or expenses (including, but not limited to, reasonable attorneys' fees, court costs and disbursements) incurred by any of Seller's Related Parties arising from or by reason of Purchaser's and/or Purchaser's Representatives' access to, or inspection of, the Premises, or any tests, inspections or other due diligence conducted pursuant to this Agreement (whether or not the same shall occur during the Due Diligence Period). The provisions of this Section 3(c) shall survive the Closing or any termination of this Agreement.

                  (d) In the event Purchaser elects to proceed with the transaction contemplated by this Agreement following the expiration of the Due Diligence Period, then, Purchaser shall deliver notice (a "Due Diligence Acceptance Notice") thereof to Seller, which Due Diligence Acceptance Notice shall be in the form attached hereto as Exhibit 1 and must be delivered to Seller no later than 5:00 p.m. on Monday, September 15, 1997, time being of the essence, in order to be effective. If Purchaser shall fail to timely deliver a Due Diligence Acceptance Notice as aforesaid, then this Agreement shall automatically be deemed null and void and of no further force or effect. In the event of the termination of this Agreement pursuant to this Section 3(d), Purchaser shall be entitled to the return of the Deposit (as defined below), together with all interest accrued thereon, and neither Seller nor Purchaser shall have any further rights or obligations hereunder, except those arising under provisions of this Agreement that expressly survive the termination hereof.


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            4.    PURCHASE PRICE AND DEPOSIT.

            The purchase price to be paid by Purchaser to Seller for the Property (the "Purchase Price") is Fifty Eight Million Dollars ($58,000,000), subject to apportionment as provided in Section 7 below, payable as follows:

                  (a) Simultaneously with the execution of this Agreement by Purchaser, Purchaser is delivering to Fried, Frank, Harris, Shriver & Jacobson, as escrow agent (the "Escrow Agent") the amount of One Hundred Thousand Dollars ($100,000) either by (i) check payable directly to the order of "Fried, Frank, Harris, Shriver & Jacobson, as Escrow Agent" or (ii) wire transfer of immediately available federal funds to the escrow account of Escrow Agent, in accordance with the wire instructions set forth on Exhibit 2 annexed hereto (such deposit which is made pursuant to this subsection (a) being hereinafter referred to as the "Deposit");

                  (b) Upon receipt by Escrow Agent of the Deposit, Escrow Agent shall cause the same to be deposited into an interest bearing account selected by Escrow Agent (it being agreed that Escrow Agent shall not be liable for the amount of interest which accrues thereon) in accordance with the terms of that certain Escrow Agreement of even date herewith between Seller, Purchaser and Escrow Agent. If the Closing (as defined in Section 18 hereof) shall occur, the interest on the Deposit, if any, shall be paid 50% to Seller (without credit against the Purchase Price) and 50% to Purchaser, and, if the Closing shall not occur and this Agreement shall be terminated, then the interest earned on the Deposit shall be paid to the party entitled to receive the Deposit as provided in this Agreement. The party receiving such interest shall pay any income taxes thereon.

                  (c) At the Closing, the Deposit shall be paid to Seller (together with 50% of all interest accrued thereon as aforesaid) and Purchaser shall deliver the balance of the Purchase Price (i.e., the Purchase Price less the Deposit (but without deduction of the portion of the interest accrued thereon which is paid to Seller)) to Seller, as adjusted pursuant to Section 7 hereof.

                  (d) All monies payable by Purchaser under this Agreement, unless otherwise specified in this Agreement, shall be paid, at Purchaser's election, by (i) unendorsed bank check(s) issued by a bank which is a member of the New York Clearinghouse Association and payable directly to the order of Seller, or to such person or entity or persons or entities as Seller may designate in writing at least one (1) business day prior to the Closing Date (as defined in Section 18 hereof), or (ii) by Purchaser causing said amount to be transferred (by wire or a series of wire transfers) in immediately available federal funds for credit to such bank account or accounts as shall be specified by Seller, or (iii) any combination of items (i) and (ii) above.


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            As used in this Agreement, the term "business day" shall mean every day other than Saturdays, Sundays, all days observed by the federal or New York State government as legal holidays and all days on which commercial banks in New York State are required by law to be closed.

            5.    STATUS OF THE TITLE.

            Subject to the terms and provisions of this Agreement, Seller's interest in the Premises shall be sold, assigned and conveyed by Seller to Purchaser, and Purchaser shall accept same, subject only to the following (collectively, the "Permitted Encumbrances"):

                  (a) the state of facts disclosed on the survey prepared by Earl B. Lovell - S.P. Belcher, Inc. dated May 24, 1984, last redated by visual examination by Earl B. Lovell - S.P. Belcher, Inc. dated March 18, 1997 (the "Disclosed Survey Items") and any further state of facts which are not Disclosed Survey Items (the "Undisclosed Survey Items") as a current survey of the Premises or a personal inspection would disclose and which would not materially and adversely affect the use of the Premises as an office building;

                  (b) the standard printed exclusions from coverage contained in the ALTA form of owners title policy currently in use in New York, with the standard New York endorsement, and the easements, conditions, restrictions, agreements and encumbrances as set forth on Schedule B annexed hereto;

                  (c)   [INTENTIONALLY DELETED]

                  (d) Property Taxes (as hereinafter defined) which are a lien but not yet due and payable, subject to proration in accordance with Section 7 hereof;

                  (e) any laws, rules, regulations, statutes, ordinances, orders or other legal requirements affecting the Premises, including, without limitation, those relating to zoning and land use;

                  (f) any utility company rights, easements and franchises for electricity, water, steam, gas, telephone or other service or the right to use and maintain poles, lines, wires, cables, pipes, boxes and other fixtures and facilities in, over, under and upon the Premises, which are not of record, provided that, the same do not materially and adversely affect the present use of the Premises;

                  (g) any installment not yet due and payable of assessments imposed after the date hereof and affecting the Premises or any portion thereof;


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                  (h) all violations of laws, rules, regulations, statutes,
ordinances, orders or requirements, now or hereafter issued or noted (including, without limitation, those attached hereto as Schedule I); and

                  (i) the rights and interests held by tenants, as tenants only, under the Leases in effect at Closing.

            6.    TITLE INSURANCE; LIENS.

                  (a) (i) The parties acknowledge that Purchaser has ordered, at Purchaser's expense, a title commitment (the "Commitment") for an owner's policy of title insurance with respect to Purchaser's acquisition of the Premises from Commonwealth Land Title Insurance Company, Chicago Title Insurance Company and Lawyers Title Insurance Company, as co-insurers (collectively, the "Company"). Purchaser acknowledges that it has instructed the Company to deliver copies of the Commitment and any updates thereto to Seller's counsel contemporaneously with the delivery thereof to Purchaser. Purchaser shall have until the last day of the Due Diligence Period, time being of the essence (the "Commitment Objection Date") in which to give Seller notice of Purchaser's objections (the "Title Objections") to any liens, encumbrances or other title exceptions (other than Permitted Encumbrances) revealed by the Commitment, a copy of which Commitment shall be delivered to Seller with such objection notice; it being agreed that Purchaser shall have no right to object to the Permitted Encumbrances. If Purchaser does not deliver such objection notice by the Commitment Objection Date, Purchaser shall be deemed to have waived its right to object to any liens, encumbrances or other title exceptions appearing on such Commitment (and the same shall not constitute Title Objections and shall be deemed Permitted Encumbrances). If Purchaser delivers such objection notice by the Commitment Objection Date, any liens, encumbrances and other title exceptions appearing on such Commitment which are not expressly objected to in such notice shall not constitute Title Objections and shall be deemed Permitted Encumbrances.

                        (ii)  If, prior to the Closing Date, the Title
Company shall deliver any update to the Commitment which discloses additional liens, encumbrances or other title exceptions which were not disclosed by the Commitment ) (each, an "Update Exception"), then Purchaser shall have until the earlier of (x) five (5) business days after delivery of such update or (y) the business day immediately preceding the Closing Date, time being of the essence (the "Update Objection Date") to deliver notice to Seller objecting to any of the Update Exceptions. If Purchaser fails to deliver such objection notice by the Update Objection Date, Purchaser shall be deemed to have waived its right to object to any Update Exceptions (and the same shall not be deemed Title Objections and shall be deemed Permitted Encumbrances). If Purchaser shall deliver such objection notice by the Update Objection Date, any Update Exceptions which are not objected to in


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such notice shall not constitute Title Objections and shall be deemed Permitted
Encumbrances.

                        (iii) Purchaser shall not be entitled to object to, and shall be deemed to have approved, any liens, encumbrances or other title exceptions (and the same shall not constitute Title Objections but shall be deemed Permitted Encumbrances) (1) over which the Company is willing to insure (without additional cost to Purchaser), (2) against which the Company is willing to provide affirmative insurance (without additional cost to Purchaser), or (3) which will be extinguished upon the transfer of the Property (collectively, the "Non-Objectionable Encumbrances"). Notwithstanding anything to the contrary contained herein, if Seller is unable to eliminate the Title Objections set forth in the Commitment or any update thereto by the Scheduled Closing Date (as hereinafter defined), unless the same are waived by Purchaser without any abatement in the Purchase Price, Seller may, upon at least two (2) business days' prior notice ("Title Cure Notice") to Purchaser (except with respect to matters first disclosed during such two (2) business day period, as to which matters notice may be given at any time through and including the Scheduled Closing Date) adjourn the Scheduled Closing Date (such date to which Seller adjourns the Scheduled Closing Date is herein referred to as the "Adjourned Closing Date"), for a period not to exceed thirty (30) days after the original Scheduled Closing Date set forth in Article 18 ("Title Cure Period"), in order to attempt to eliminate such exceptions.

                        (iv)  Without limiting the provisions of Section
3(c), in no event shall any lien, encumbrance or other title exception arising as a result of any act or omission of Purchaser or anyone acting on behalf of Purchaser be deemed a Title Objection.

                  (b) Subject to Seller's obligations set forth in Section 6(c) hereof, if Seller is unable to eliminate any Title Objection within the Title Cure Period, unless the same is waived by Purchaser, then, Purchaser may (i) accept the Property subject to such Title Objection without abatement of the Purchase Price, in which event (x) such Title Objection shall be deemed to be, for all purposes, a Permitted Encumbrance, (y) Purchaser shall close hereunder notwithstanding the existence of same, and (z) Seller shall have no obligations whatsoever after the Closing Date with respect to Seller's failure to cause such Title Objection to be eliminated, or (ii) terminate this Agreement by notice given to Seller within ten (10) business days following expiration of the Title Cure Period, time being of the essence, in which event Purchaser shall be entitled to a return of the Deposit (together with any interest accrued thereon). If Purchaser shall fail to deliver the termination notice described in clause (ii) within the 10 business day period described therein, time being of the essence, Purchaser shall be deemed to have made the election under clause
(ii). Upon the timely giving of any termination notice under clause (ii), or deemed termination in accordance with the immediately preceding sentence, this


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

Agreement shall terminate and neither party hereto shall have any further rights or obligations hereunder other than those which are expressly provided to survive the termination hereof.

                  (c) It is expressly understood that in no event shall Seller be required to bring any action or institute any proceeding, or to otherwise incur any costs or expenses in order to attempt to eliminate any Title Objections or to otherwise cause title in the Premises to be in accordance with the terms of this Agreement on the Closing Date; provided that Seller shall, upon consummation of the Closing, cause the existing mortgage held by Lehman Brothers Holdings Inc. encumbering the Premises to be discharged of record or at Purchaser's option, assigned to Purchaser's designee or lender, if any. Notwithstanding anything contained in this Article 6 to the contrary, Seller shall be required to remove, by payment, bonding or otherwise, any Title Objections which can be removed by the payment of a liquidated sum of money, provided that in no event shall Seller be obligated to expend amounts in excess of One Hundred Thousand Dollars ($100,000) in the aggregate pursuant to the provisions of this sentence.

                  (d) If Seller shall have adjourned the Scheduled Closing Date in order to cure Title Objections in accordance with the provisions of this
Section 6, Seller shall, upon the satisfactory cure thereof, promptly reschedule the Scheduled Closing Date, upon at least five (5) business days' prior notice to Purchaser (the "New Closing Notice"); it being agreed, however, that if any matters which are Title Objections arise between the date the New Closing Notice is given and the rescheduled Scheduled Closing Date, Seller may again adjourn the Closing for a reasonable period or periods, in order to attempt to cause such exceptions to be eliminated by sending Purchaser a Title Cure Notice, it being agreed, however, that Seller shall not be entitled to adjourn the Scheduled Closing Date pursuant to this Section 6 for a period or periods in excess of thirty (30) days, in the aggregate, after the original Scheduled Closing Date set forth in Article 18.

                  (e) If the Commitment discloses judgments, bankruptcies or other returns against other persons having names the same as, or similar to, that of Seller, Seller, on request, shall deliver to the Company affidavits showing that such judgments, bankruptcies or other returns are not against Seller in order to induce the Company to omit exceptions with respect to such judgments, bankruptcies or other returns.

            7.    APPORTIONMENTS.

                  (a) The following shall be apportioned between Seller and Purchaser as of 11:59 p.m. on the day immediately preceding the Closing Date (the "Apportionment Date"):

                        (i) prepaid rents, fixed rents and additional rents payable pursuant to the Leases (including, without limitation, operating expense escalation payments, real estate tax escalation payments and percentage rent, if any, payable under the Leases) (collectively, "Rents") to be apportioned in accordance with Section 7(b) hereof;

                        (ii) real estate taxes, sewer rents and taxes, water rates and charges (to the extent not accounted for pursuant to clause (i) above), vault charges and taxes, business improvement district taxes and assessments and any other governmental taxes, charges or assessments levied or assessed against the Premises (collectively, "Property Taxes"), on the basis of the respective periods for which each is assessed or imposed, to be apportioned in accordance with Section 7(c) hereof;

                        (iii) administrative charges both permitted under the respective Leases and under applicable law, on security deposits held pursuant to the Leases;

                        (iv) fuel, if any, based on a reading Seller will endeavor to have completed within five (5) days prior to closing or if not so completed, as estimated by Seller's supplier, at current cost, together with any sales taxes payable in connection therewith, if any (a letter from Seller's fuel supplier shall be conclusive evidence as to the quantity of fuel on hand and the current cost therefor);

                        (v) prepaid or payable fees for licenses and other permits assigned to Purchaser at the Closing;

                        (vi) any amounts prepaid or payable by the owner of the Property under the Contracts (as defined in Section 10);

                        (vii) wages and fringe benefits (including, without limitation, vacation pay, sick days, health, welfare, pension and disability benefits) and other compensation payable to all personnel employed at the Building;

                        (viii) all other operating expenses with respect to the Premises; and

                        (ix) such other items as are customarily apportioned in accordance with real estate closings of commercial properties in the Borough of Manhattan.

                  (b) (i) If, on the Apportionment Date, there are any past due Rents owing by any tenant for any period through the Apportionment Date, the Purchaser shall use its commercially reasonable efforts to collect the same after the Closing Date (provided Purchaser shall not be obligated to institute legal proceedings against any tenant with regard to the same, but Seller shall retain its right to institute legal proceedings against such tenant). Notwithstanding the preceding sentence, Seller agrees


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

(1) not to institute legal proceedings following the Closing Date against any of the tenants at the Premises to collect any past due Rents from such tenants so long as the aggregate amount of such past due Rents with respect to all tenants at the Premises shall not equal or exceed Fifty Thousand Dollars ($50,000) and
(2) prior to commencing any such legal proceedings permitted hereunder against any such tenant at the Premises, Seller shall provide Purchaser with ten (10) days prior written notice of Seller's intention to commence such legal proceedings and the amount of such past due Rent owed by such tenant. If Purchaser shall fail to pay to Seller the amount of such past due Rents owed by such tenant within ten (10) days following receipt of such notice, then Seller shall be entitled to commence and prosecute such legal proceedings. Any Rent received from any such tenant after the Closing Date shall be applied in the following order of priority: (i) first, to Rent arrearages with respect to the month in which the Closing Date shall occur (subject to apportionment pursuant to Section 7(a) above), (ii) second, to Rent arrearages with respect to the period following the month in which the Closing Date shall occur and (iii) third, to Rent arrearages with respect to the period preceding the month in which the Closing Date shall occur.

                        (ii) If, as of the Closing Date, any Rents other than fixed rents (including, without limitation, operating expense escalations, real estate tax escalations and percentage rent) (collectively, "Lease Additional Rent") has not been billed or has not been determined in accordance with the provisions of the Leases or, if billed, has not been collected by Seller, Purchaser shall (A) bill the same when billable, (B) cooperate with Seller to determine the correct amount of Lease Additional Rent and (C) diligently pursue and use all commercially reasonable efforts to achieve the collection of the same (provided Purchaser shall not be obligated to institute legal proceedings against any tenant with regard to the same, but Seller shall retain its right to institute legal proceedings against such tenant in accordance with the terms of Section 7(b)(i) above. If the final determination of Lease Additional Rent in accordance with the Leases shows that a net amount is owed by Seller to Purchaser, the portion of Lease Additional Rent attributable to the period following the Apportionment Date shall be paid by Seller to Purchaser within ten (10) business days of such final determination under the Leases. If the final determination of Lease Additional Rent in accordance with the Leases shows that a net amount is owed by Purchaser to Seller, the portion of Lease Additional Rent attributable to the period up to and including the Apportionment Date, shall be paid by Purchaser to Seller within ten (10) business days of such final determination.

                        (iii) Any Rents received by Seller or Purchaser following the Closing Date which are the property of the other, shall be paid to the other within five (5) business days following receipt thereof.

                  (c) Property Taxes shall be apportioned on the basis of the fiscal period for which assessed. If the Closing Date shall occur either before an assessment is made or a tax rate is fixed for the tax period in which the Closing Date occurs, the apportionment of such Property Taxes based thereon shall be made at the Closing Date by applying the tax rate for the preceding year to the latest assessed valuation, but, promptly after the assessment and/or tax rate for the current year are fixed, the apportionment thereof shall be recalculated and Seller or Purchaser, as the case may be, shall promptly make an appropriate payment to the other based on such recalculation. If as of the Closing Date the Premises or any portion thereof shall be affected by any special or general assessments which are or may become payable in installments of which the first installment is then a lien and has become payable, Seller shall pay the unpaid installments of such assessments which are due prior to the Closing Date and Purchaser shall pay the installments which are due on or after the Closing Date.

                  (d) If there are water meters at the Premises, the unfixed water rates and charges and sewer rents and taxes covered by meters, if any, shall be apportioned (i) on the basis of an actual reading Seller shall endeavor to have completed within five (5) days prior to Closing, or (ii) if such reading has not been so completed, on the basis of the last available reading. If the apportionment is not based on an actual current reading, then upon the taking of a subsequent actual reading, the parties shall, within ten (10) business days following notice of the determination of such actual reading, readjust such apportionment and Seller shall deliver to Purchaser or Purchaser shall deliver to Seller, as the case may be, the amount determined to be due upon such readjustment.

                  (e) Charges for all electricity, steam, gas and other utility services (collectively, "Utilities") shall be billed to Seller's account up to the Apportionment Date and, from and after the Apportionment Date, all utilities shall be billed to Purchaser's account. If for any reason such changeover in billing is not practicable as of the Closing Date, as to any Utility, such Utility shall be apportioned on the basis of actual current readings or, if such readings have not been made, on the basis of the most recent bills that are available. If any apportionment is not based on an actual current reading, then upon the taking of a subsequent actual reading, the parties shall, within ten
(10) business days following notice of the determination of such actual reading, readjust such apportionment and Seller shall promptly deliver to Purchaser, or Purchaser shall promptly deliver to Seller, as the case may be, the amount determined to be due upon such adjustment.

                  (f)   [INTENTIONALLY DELETED]

                  (g) Purchaser shall have no right to receive any rental insurance proceeds which relate to the period prior to the Closing Date and, if any such proceeds are delivered to Purchaser, Purchaser shall, within five (5) business days following receipt thereof, pay the same to Seller.

                  (h) Except as set forth below, Seller agrees that it shall be responsible for the payment of all Tenant Inducement Costs (as hereinafter defined) and leasing commissions which become due and payable (whether before or after the Closing Date) arising from, relating to or in connection with the existing term of the Leases in effect as of the date hereof, provided, that, Purchaser agrees that, (A) with respect to any existing Lease granting to the tenant thereunder a cancellation right which has not yet lapsed, Purchaser shall be responsible for any such payments which would become due and payable (whether before or after the Closing Date) upon the lapse of, or as a result of the lapse of, such cancellation right and (B) Purchaser shall be responsible for any such Tenant Inducement Cost or leasing commissions which become due and payable (whether before or after the Closing Date) with respect to the existing Leases with the following tenants: (i) Kinko's, (ii) Cellco/Nynex and (iii) Waterhouse Securities, but only with respect to that certain Letter Agreement dated June 26, 1997 and that certain 7th Amendment dated August 1, 1997. Subject to the preceding sentence, Purchaser agrees that it shall be responsible for the payment of (i) all Tenant Inducement Costs and leasing commissions which become due and payable (whether before or after the Closing Date) arising from, relating to or in connection with any new Leases or any renewal agreements, modifications, amendments, expansion agreements or other agreements relating, to the existing Leases or any such new Leases entered into between the date hereof and the Closing Date, in each case which have been approved (or deemed approved) by Purchaser to the extent required pursuant to the terms hereof; and (ii) all Tenant Inducement Costs and leasing commissions which become due and payable (whether before or after the Closing Date) arising from, relating to or in connection with any renewal, expansion or other options contained in the existing Leases (or in any such new Leases or any other agreements described in clause (i) above) which are exercised on or after the date hereof. If as of the Closing Date Seller shall have paid any Tenant Inducement Costs or leasing commissions for which Purchaser is responsible pursuant to the foregoing provisions, Purchaser shall reimburse Seller therefor at Closing provided that Seller shall supply invoices and statements for all such Tenant Inducement Costs and leasing commissions to Purchaser on or prior to the Closing Date. For purposes hereof, the term "Tenant Inducement Costs" shall mean any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement or concession, including, without limitation, tenant improvement costs, design, refurbishment and other work allowances, lease buyout costs, and moving allowances; provided that "Tenant Inducement Costs" shall not include loss of income resulting from any free rental period (it being agreed that Seller shall bear such loss resulting from any free rental period with respect to the period prior to the Closing Date and that Purchaser shall bear such loss with respect to the period from and after the Closing Date).

                  (i) At or prior to the Closing, Seller and Purchaser and/or their respective agents or designees will jointly prepare a preliminary closing statement (the

"Preliminary Closing Statement") which will show the net amount due either to Seller or to Purchaser as the result of the adjustments and prorations provided for herein, and such net due amount will be added to or subtracted from the cash balance of the Purchase Price to be paid to Seller at the Closing pursuant to
Section 4 hereof, as applicable. Within one hundred twenty (120) days following the Closing Date, Seller and Purchaser will jointly prepare a final closing statement reasonably satisfactory to Seller and Purchaser in form and substance (the "Final Closing Statement") setting forth the final determination of the adjustments and prorations provided for herein and setting forth any items which are not capable of being determined at such time (and the manner in which such items shall be determined and paid). The net amount due Seller or Purchaser, if any, by reason of adjustments to the Preliminary Closing Statement as shown in the Final Closing Statement, shall be paid in cash by the party obligated therefor within ten (10) business days following that party's receipt of the approved Final Closing Statement. The adjustments, prorations and determinations agreed to by Seller and Purchaser in the Final Closing Statement shall be conclusive and binding on the parties hereto except for any items which are not capable of being determined at the time the Final Closing Statement is agreed to by Seller and Purchaser, which items shall be determined and paid in the manner set forth in the Final Closing Statement and except for other amounts payable hereunder pursuant to provisions which survive the Closing. Prior to and following the Closing Date, each party shall provide the other with such information as the other shall reasonably request (including, without limitation, access to the books, records, files, ledgers, information and data with respect to the Property during normal business hours upon reasonable advance notice) in order to make the preliminary and final adjustments and prorations provided for herein.

                  (j) The provisions of this Section 7 shall survive the Closing.

            8.    PROPERTY NOT INCLUDED IN SALE.

            Notwithstanding anything to the contrary contained herein, it is expressly agreed by the parties hereto that any fixtures, furniture, furnishings, equipment or other personal property (including, without limitation, trade fixtures in, on, around or affixed to the Building) owned or leased by any tenant, leasing agent, contractor, or employee at the Building (collectively, "Excluded Personalty"), shall not be included in the Property to be sold to Purchaser hereunder.

            9.    COVENANTS OF SELLER.

                  (a) During the period from the expiration of the Due Diligence Period until the Closing Date, Seller shall:

                        (i) subject to subsections (b)(i) and (ii) below, be permitted to enter into any agreements with respect to all or any portion of the Property provided that (A) such agreements expire by their terms on or prior to the Closing Date or, (B) in the case of Contracts, may be terminated by the owner of the Property without penalty upon not more than thirty (30) days' (or less) prior notice;

                        (ii) maintain in full force and effect the insurance policies currently in effect with respect to the Premises; and

                        (iii) operate and manage the Premises in a manner consistent with current practice.

                  (b) During the period from the expiration of the Due Diligence Period until the Closing Date, Seller shall not, except as permitted under
Section 9(a) above, without Purchaser's prior approval:

                        (i) terminate, amend, renew or modify any existing Lease, or enter into any new Lease for space at the Premises, other than the termination of any Lease as a result of the tenant's default thereunder;

                        (ii) amend or modify (other than non-material amendments or modifications) or renew any of the Contracts; or

                        (iii) enter into any new Contracts.

                  (c) Notwithstanding anything to the contrary contained herein, during the period from the date hereof until the expiration of the Due Diligence Period, Seller shall be permitted to use, operate, manage and lease the Property, and take any other actions with respect thereto, as Seller shall determine in its sole discretion. Upon Purchaser's request, Seller shall advise Purchaser of any Leases or Contracts which are entered into, amended, renewed, modified or terminated during the period from the date hereof through the expiration of the Due Diligence Period.

                  (d) Whenever in Section 9(b) hereof Seller is required to obtain Purchaser's approval with respect to any transaction described therein, Purchaser shall, within five (5) business days after receipt of Seller's request therefor, which request shall be accompanied by a description of the material terms of the proposed transaction (which shall include the identification of the parties involved), notify Seller of its approval or disapproval of same and, if Purchaser fails to notify Seller of its disapproval within said five (5) business day period, Purchaser shall be deemed to have disapproved same.

            10.   ASSIGNMENTS BY SELLER AND ASSUMPTIONS
                  BY PURCHASER; SECURITY DEPOSITS; EMPLOYEES.

                  (a) Subject to Section 9(b), on the Closing Date, Seller agrees to assign to Purchaser, without recourse, representation or warranty (except as expressly set forth in this Agreement), all of Seller's right, title and interest in, and Purchaser agrees to assume Seller's obligations accruing on and after the Closing Date under, the documents described in clauses (i), (ii) and (iii) below:

                        (i) the leases, licenses and other occupancy agreements demising space at the Premises, together with all amendments and modifications thereof and supplements relating thereto (collectively, "Leases") which are then in effect (together with any security deposited by the tenants thereunder);

                        (ii) the service, maintenance, supply and other agreements relating to the operation of the Premises, together with all modifications and amendments thereof and supplements relating thereto (collectively, "Contracts") which are then in effect;

                        (iii) the transferable permits and licenses, if any, relating to the Property and the other intangible Personalty.

                  (b) Prior to the Closing, Seller shall have the right (i) to apply any security deposits held under Leases in respect of defaults by tenants under the applicable Leases and (ii) to return the security deposit of any tenant thereunder who is entitled to the return of such deposit pursuant to the terms of its Lease. At the Closing, Seller shall transfer or cause to be transferred to Purchaser the security deposits then held by Seller and not applied to defaults or returned to tenants as above provided. To the extent that any such security deposit to be so transferred which is comprised of a letter of credit shall not be transferable as of the Closing, Seller and Purchaser shall cooperate with each other following the Closing so as to transfer the same to Purchaser or to obtain a replacement letter of credit with respect thereto in favor of Purchaser and, in either case, Purchaser shall upon receipt thereof assume Seller's obligations with respect to such security deposit pursuant to an assumption agreement reasonably acceptable to Seller and Purchaser. Until any such letter of credit shall be transferred or replaced, Seller shall hold the same for the benefit of Purchaser and shall draw upon the same and deliver the proceeds to Purchaser or return the same to the applicable tenant, in each case upon Purchaser's written request, provided that Purchaser shall indemnify and hold harmless Seller from any and all loss, cost, damage, liability or expense (including, without limitation, reasonable attorneys' fees, court costs and disbursements) incurred by Seller as a result of any such actions taken by Seller at Purchaser's request. The provisions of this Section 10(b) shall survive the Closing.

                  (c) Purchaser agrees that, effective as of the Closing Date, all employees at the Building set forth on Schedule C who are union employees shall be offered the same employment by Purchaser (or by the property manager to be engaged by Purchaser) under their then current employment contracts or agreements, including any collective bargaining agreements. Purchaser acknowledges that if, at any time, Purchaser terminates any of such union employees or if it terminates Clean Rite LLC or Triumph Security Corp., or requires those companies to reduce their employees at the Premises from those listed on Schedule C and, as a result, any of the union employees engaged by such companies are terminated, certain termination benefits may be payable with respect to such terminated employees. Purchaser agrees that it shall be liable for the payment of all such termination benefits and hereby agrees to indemnify and hold harmless Seller and the other Seller Related Parties from and against any loss, cost, damage, liability or expense (including, without limitations, reasonable attorneys' fees, court costs and disbursements) incurred by Seller or any other Seller Related Party arising from or by reason of Purchaser's failure to pay such termination benefits as and when due and payable. The provisions of this Section 10(c) shall survive the Closing.

            11.   CONDITION OF THE PROPERTY; REPRESENTATIONS.

                  (a) Purchaser expressly acknowledges that, except as expressly set forth in this Agreement, neither Seller, nor any person acting on behalf of Seller, nor any person or entity which prepared or provided any of the materials reviewed by Purchaser in conducting its due diligence, nor any direct or indirect officer, director, partner, shareholder, employee, agent, representative, accountant, advisor, attorney, principal, affiliate, consultant, contractor, successor or assign of any of the foregoing parties (Seller, and all of the other parties described in the preceding portions of this sentence (other than Purchaser), shall be referred to herein collectively as the "Exculpated Parties") has made any oral or written representations or warranties, whether expressed or implied, by operation of law or otherwise, with respect to the Property, the zoning and other laws, regulations and rules applicable thereto or the compliance by the Property therewith, the revenues and expenses generated by or associated with the Property, or otherwise relating to the Property or the transactions contemplated herein. Purchaser further acknowledges that, all materials which have been provided by any of the Exculpated Parties have been provided without any warranty or representation, expressed or implied as to their content, suitability for any purpose, accuracy, truthfulness or completeness and Purchaser shall not have any recourse against Seller or any of the other Exculpated Parties in the event of any errors therein or omissions therefrom. Purchaser is acquiring the Property based solely on its own independent investigation and inspection of the Property and not in reliance on any information provided by Seller, or any of the other Exculpated Parties, except for the representations expressly set forth herein.

                  (b) Purchaser acknowledges and agrees that it is purchasing the Property "AS IS" and "WITH ALL FAULTS", based upon the condition of the Property as of the date of this Agreement, reasonable wear and tear and, subject to the provisions of Sections 12 and 13 of this Agreement, loss by condemnation or fire or other casualty excepted. Purchaser acknowledges and agrees that its obligations under this Agreement shall not be subject to any financing contingency or other contingencies or satisfaction of conditions and Purchaser shall have no right to terminate this Agreement or receive a return of the Deposit (or the accrued interest thereon) except as expressly provided for in Sections 3(d), 6(b), 12(a)(ii), 13(a)(ii) and 20(b) hereof.

                  (c) Seller hereby represents and warrants to Purchaser as of the date hereof as follows (each a "Representation"):

                        (i) Attached hereto as Schedule D is a true, correct and complete list of the Leases in effect as of the date hereof.

                        (ii) Attached hereto as Schedule E is a true, correct and complete list of the Contracts in effect as of the date hereof.

                        (iii) Attached hereto as Schedule F is a true, correct and complete list of the security deposits currently held by Seller under the Leases in effect as of the date hereof.

                        (iv) Attached hereto as Schedule G is a tenant arrearage schedule which, as to arrearages accruing during Seller's period of ownership and, to the best of Seller's knowledge, as to all other arrearages, was true, correct and complete in all material respects as of the date set forth thereon.

                        (v) Except for the matters set forth on Schedule H, there is no action, suit, litigation, hearing or administrative proceeding pending against Seller, or, to Seller's knowledge, threatened with respect to all or any portion of the Premises.

                        (vi) There are no condemnation or eminent domain proceedings pending, or to Seller's knowledge, threatened against the Premises.

                        (vii) Except for the notices of violation set forth on
Schedule I, Seller has not received any written notice from any governmental authority claiming that the Premises is in violation of any applicable laws.

                        (viii) Except as set forth on Schedule J, there are no employment, union or other similar agreements to which Seller is a party and relating to the Premises (the agreements set forth on Schedule J being referred to, collectively, as the "Employment Agreements").

                        (ix) Schedule C annexed hereto is a list of all employees presently employed by Seller or Seller's property manager at the Premises and, based solely upon information provided by Seller's cleaning contractor and security contractor, a list of all employees presently employed by such contractors at the Premises.

                        (x) Seller (A) is a duly organized and validly existing limited liability company in good standing under the laws of New York, and (B) has all requisite power and authority, and has obtained any necessary consents required, to enter into and carry out the transactions contemplated by this Agreement.

                        (xi) Seller has not entered into any agreements with any of the tenants under the Leases granting to a tenant any right of first refusal, right of first offer or option to purchase the Premises.

                        (xii) Attached hereto as Schedule K is a description of the insurance currently maintained by Seller with respect to the Premises.

                        (xiii) Seller has not received a notice of termination from Waterhouse Securities with respect to its right to terminate its Lease.

Any and all uses of the phrase, "to the best of the Seller's knowledge" or other references to Seller's knowledge in this Agreement shall mean the actual, present, conscious knowledge of Steven C. Witkoff and Jeffrey A. Goldberger (the "Seller Knowledge Individuals") as to a fact at the time given without investigation or inquiry. Without limiting the foregoing, Purchaser acknowledges that the Seller Knowledge Individuals have not performed and are not obligated to perform any investigation or review of any files or other information in the possession of Seller, or to make any inquiry of any persons, or to take any other actions in connection with the representations and warranties of Seller set forth in this Agreement. Neither the actual, present, conscious knowledge of any other individual or entity, nor the constructive knowledge of the Seller Knowledge Individuals or of any other individual or entity, shall be imputed to the Seller Knowledge Individuals.

            The representations and warranties of Seller contained in this
Section 11(c) shall survive the Closing for six (6) months following the Closing Date, except for 11(c)(x) which shall survive for the applicable statute of limitations period. Each such representation and warranty, except for 11(c)(x) as aforesaid, shall automatically be null and void and of no further force and effect on the day which is six (6) months following the Closing Date unless, prior to such day, Purchaser shall have commenced a legal proceeding against Seller alleging that Seller shall be in breach of such representation or warranty and that Purchaser shall have suffered actual damages as a result thereof (a "Proceeding"). If Purchaser shall have timely commenced a Proceeding and a court of competent jurisdiction shall, pursuant to a final, non-appealable order in connection with such Proceeding, determine that (1) Seller was in breach of any of the applicable representation or warranty as of the date of this Agreement and (2) Purchaser suffered actual damages (the "Damages") by reason of such breach and (3) Purchaser did not have actual knowledge or constructive knowledge of such breach on or prior to the Closing Date then, Purchaser shall be entitled to receive an amount equal to the Damages;

provided that, in no event shall Purchaser be entitled to receive, in connection with any and all breaches of the representations and warranties of Seller hereunder, an amount in excess of the net sales proceeds received by Seller from Purchaser at the Closing (the "Proceeds"). Any such Damages shall be refunded from such net sales proceeds within ten (10) business days following the entry of such final, non-appealable order and delivery of a copy thereof to Seller. Purchaser acknowledges and agrees that, in the event that Seller shall be in breach of any of the Representations, Purchaser shall have no recourse to the property or other assets of Seller or any of the other Exculpated Parties (excluding the Proceeds), and Purchaser's sole remedy, in such event, shall be to receive a refund from the Proceeds in the amount described above.

                  (d) The representations and warranties of Seller set forth in
Section 11(c) are subject to the limitation that, subject to Section 9(b), Seller does not represent or warrant that any particular Lease or Contract will be in force or effect as of the Closing or that the tenants or contractors thereunder.

                  (e) The provisions of Sections 11(a), (b), and (d) shall survive the Closing but such survival shall be limited, in the case of the representations and warranties set forth in Section 11(c), to the extent set forth therein.

                  (f) Purchaser hereby represents and warrants to Seller as of the date hereof that Purchaser (A) is a duly organized and validly existing limited partnership in good standing under the laws of Delaware and New York and
(B) has all requisite power and authority, and has obtained any necessary consents required, to enter into and carry out the transactions contemplated by this Agreement. The provision of this clause (f) shall survive the Closing for the applicable statute of limitations period.

            12.   DAMAGE AND DESTRUCTION.

                  (a) If all or any part of the Building is damaged by fire or other casualty occurring following the date hereof and prior to the Closing Date, whether or not such damage affects a material part of the Building, then:

                        (i) if the estimated cost of repair or restoration is less than or equal to $5,300,000 and if the estimated time to complete such repair or restoration is twelve (12) months or less, neither party shall have the right to terminate this Agreement and the parties shall nonetheless consummate this transaction in accordance with this Agreement, without any abatement of the Purchase Price or any liability or obligation on the part of Seller by reason of said destruction or damage. In such event, Seller shall assign to Purchaser and Purchaser shall have the right to make a claim for and to retain any rent insurance proceeds applicable to the period from and after the Closing Date and any casualty insurance proceeds received under the insurance policies in effect with respect to the Premises on account of said physical damage or destruction. Purchaser shall receive a credit from the cash due at Closing for the amount of the deductible on such casualty insurance policy.

                        (ii) if the estimated cost of repair or restoration exceeds $5,300,000 or if the estimated time to complete such repair or restoration exceeds twelve (12) months, Purchaser shall have the option, exercisable within ten (10) business days after receipt of notice of the occurrence of such fire or other casualty, time being of the essence, either (x) to terminate this Agreement by delivering notice thereof to Seller, whereupon the Deposit (together with any interest accrued thereon) shall be returned to Purchaser and this Agreement shall be deemed canceled and of no further force or effect, and neither party shall have any further rights or liabilities against or to the other except for such provisions which are expressly provided in this Agreement to survive the termination hereof or (y) to waive unconditionally its right to terminate this Agreement by delivering notice thereof to Seller (in form reasonably satisfactory to Seller). If a fire or other casualty described in this clause (ii) shall occur and Purchaser shall not deliver notice under either (x) or (y) above within such 10-business day period, then Purchaser shall be deemed to have elected to terminate this Agreement. If a fire or other casualty described in this clause (ii) shall occur and Purchaser timely delivers a notice under (y) above, then Purchaser and Seller shall consummate the transactions hereunder in accordance with this Agreement without any abatement of the Purchase Price or any liability or obligation on the part of Seller by reason of said destruction or damage and, in such event, Seller shall assign to Purchaser and Purchaser shall have the right to make a claim for and to retain any rent insurance proceeds applicable to the period from and after the Closing Date and any casualty insurance proceeds received under the insurance policies in effect with respect to the Premises on account of said physical damage or destruction and Purchaser shall receive a credit from the cash due at Closing for the amount of the deductible on such casualty insurance policy.

                  (b) The estimated cost to repair and/or restore and the estimated time to complete contemplated in subsection (a) above shall be established by estimates obtained by Seller from independent contractors, subject to Purchaser's review and reasonable approval of the same and the provisions of Section 12(c) below.

                  (c) The provisions of this Section 12 supersede the provisions of Section 5-1311 of the General Obligations Law of the State of New York. Any disputes under this Section 12 as to the cost of repair or restoration or the time for completion of such repair or restoration shall be resolved by expedited arbitration before a single arbitrator acceptable to both Seller and Purchaser in their reasonable judgment in accordance with the rules of the American Arbitration Association; provided that if Seller and Purchaser fail to agree on an arbitrator within five days after a dispute arises, then either party may request the Real Estate Board of New York, Inc., to designate an arbitrator. Such arbitrator shall be an independent architect or engineer having at least ten (10) years of experience in the construction of office buildings in Manhattan. The determination of the arbitrator shall be conclusive and binding upon the parties. The costs and expenses of such Arbitrator shall be borne equally by Seller and Purchaser.

            13.   CONDEMNATION.

                  (a) If, prior to the Closing Date, any part of the Premises is taken (other than a temporary taking), or if Seller shall receive an official notice from any governmental authority having eminent domain power over the Premises of its intention to take, by eminent domain proceeding, any part of the Premises (a "Taking"), then:

                        (i) if such Taking involves less than or equal to ten percent (10%) of the rentable area of the Building as determined by an independent architect chosen by Seller (subject to Purchaser's review and reasonable approval of such determination and the provisions of Section 13(b) below), and does not materially and adversely affect access to the Premises, neither party shall have any right to terminate this Agreement, and the parties shall nonetheless consummate this transaction in accordance with this Agreement, without any abatement of the Purchase Price or any liability or obligation on the part of Seller by reason of such Taking; provided, however, that Seller shall, on the Closing Date, (i) assign and remit to Purchaser, and Purchaser shall be entitled to receive and keep, the net proceeds of any award or other proceeds of such Taking which may have been collected by Seller as a result of such Taking less the reasonable expenses incurred by Seller in connection with such Taking, or (ii) if no award or other proceeds shall have been collected, deliver to Purchaser an assignment of Seller's right to any such award or other proceeds which may be payable to Seller as a result of such Taking and Purchaser shall reimburse Seller for the reasonable expenses incurred by Seller in connection with such Taking.

                        (ii) if such Taking involves more than ten percent (10%) of the rentable area of the Building as determined by an independent architect chosen by Seller (subject to Purchaser's review and reasonable approval of such determination and the provisions of Section 13(b) below), Purchaser shall have the option, exercisable within ten (10) business days after receipt of notice of such Taking, time being of the essence, either (x) to terminate this Agreement by delivering notice thereof to Seller, whereupon the Deposit (together with any interest earned thereon) shall be returned to Purchaser and this Agreement shall be deemed canceled and of no further force or effect, and neither party shall have any further rights or liabilities against or to the other except pursuant to the provisions of this Agreement which are expressly provided to survive the termination hereof or (y) to waive unconditionally its right to terminate this Agreement by delivering notice thereof to Seller (in form reasonably satisfactory to Seller). If a Taking described in this clause (ii) shall occur and Purchaser shall not deliver notice under either (x) or (y) above within such 10-business day period, then Purchaser shall be deemed to have elected to terminate this Agreement. If a Taking described in this clause (ii) shall occur and Purchaser timely delivers a notice under (y) above, then Purchaser and Seller shall consummate the transactions hereunder in accordance with this Agreement without any abatement of the Purchase Price or any liability or obligation on the part of Seller by reason of said Taking; provided, however, that Seller shall, on the Closing Date, (i) assign and remit to Purchaser, and Purchaser shall be entitled to receive and keep, the net proceeds of any award or other proceeds of such Taking which may have been collected by Seller as a result of such Taking less the reasonable expenses incurred by Seller in connection with such Taking, or (ii) if no award or other proceeds shall have been collected, deliver to Purchaser an assignment of Seller's right to any such award or other proceeds which may be payable to Seller as a result of such Taking and Purchaser shall reimburse Seller for the reasonable expenses incurred by Seller in connection with such Taking.

                  (b) The provisions of this Section 13 supersede the provisions of Section 5-1311 of the General Obligations Law of the State of New York. Any disputes under this Section 13 as to whether the Taking involves more than ten percent (10%) of the rentable area of the Building shall be resolved by expedited arbitration before a single arbitrator acceptable to both Seller and Purchaser in their reasonable judgment in accordance with the rules of the American Arbitration Association; provided that if Seller and Purchaser fail to agree on an arbitrator within five days after a dispute arises, then either party may request the Real Estate Board of New York, Inc. designate an arbitrator. Such arbitrator shall be an independent architect having at least ten (10) years of experience in the construction of office buildings in Manhattan. The costs and expenses of such Arbitrator shall be borne equally by Seller and Purchaser.

            14.   BROKERS AND ADVISORS.

                  (a) Purchaser represents and warrants to Seller that it has not dealt or negotiated with, or engaged on its own behalf or for its benefit, any broker, finder, consultant, advisor, or professional in the capacity of a broker or finder (each a "Broker") in connection with this Agreement or the transactions contemplated hereby. Purchaser hereby agrees to indemnify, defend and hold Seller and the other Seller Related Parties harmless from and against any and all claims, demands, causes of action, losses, costs and expenses (including reasonable attorneys' fees, court costs and disbursements) arising from any claim for commission, fees or other compensation or reimbursement for expenses made by any Broker engaged by or claiming to have dealt with Purchaser in connection with this Agreement or the transactions contemplated hereby.

                  (b) Seller represents and warrants to Purchaser that it has not dealt or negotiated with, or engaged on its own behalf or for its benefit, any Broker in connection with this Agreement or the transactions contemplated hereby. Seller hereby agrees to indemnify, defend and hold Purchaser and its direct and indirect shareholders, officers, directors, partners, principals, members, employees, agents, contractors and any successors or assigns of the foregoing, harmless from and against any and all claims, demands, causes of action, losses, costs and expenses (including reasonable attorneys' fees, court costs and disbursements) arising from any claim for commission, fees or other compensation or reimbursement for expenses made by any Broker engaged by or claiming to have dealt with Seller in connection with this Agreement or the transactions contemplated hereby.

                  (c) The provisions of this Section 14 shall survive the termination of this Agreement or the Closing.

            15.   TAX REDUCTION PROCEEDINGS.

            Seller may file and/or prosecute an application for the reduction of the assessed valuation of the Premises or any portion thereof for real estate taxes for the New York City fiscal year July 1, 1997 to June 30, 1998 (the "97/98 Tax Year"). Seller shall have the right to withdraw, settle or otherwise compromise any protest or reduction proceeding affecting real estate taxes assessed against the Premises (i) for any fiscal period prior to the 97/98 Tax Year without the prior consent of Purchaser and (ii) for the 97/98 Tax Year provided Purchaser shall have consented with respect thereto, which consent shall not be unreasonably withheld or delayed. The amount of any tax refunds (net of attorneys' fees and other costs of obtaining such tax refunds and subject to the immediately preceding sentence) with respect to any portion of the Premises for the tax year in which the Apportionment Date occurs shall be apportioned between Seller and Purchaser as of the Apportionment Date. To the extent that any tenant shall, in accordance with the terms of its Lease, be entitled to receive a portion of any tax refunds which Seller or Purchaser is entitled to receive hereunder, then such party shall be obligated to pay such portion thereof to such tenant in accordance with its Lease. If, in lieu of a tax refund, a tax credit is received with respect to any portion of the Premises for the tax year in which the Apportionment Date occurs, then (x) within thirty
(30) days after receipt by Seller or Purchaser, as the case may be, of evidence of the actual amount of such tax credit (net of attorneys' fees and other costs of obtaining such tax credit), the tax credit apportionment shall be readjusted between Seller and Purchaser, and (y) upon realization by Purchaser of a tax savings on account of such credit, Purchaser shall pay to Seller an amount equal to the savings realized (as apportioned). All refunds, credits or other benefits applicable to any fiscal period prior to the 97/98 Tax Year shall belong solely to Seller (and Purchaser shall have no interest therein) and, if the same shall be paid to Purchaser or anyone acting on behalf of Purchaser, same shall be paid to Seller within five (5) days following receipt thereof and, if not timely paid, with interest thereon from the fifth day following such receipt until paid to Seller at a rate equal to the prime rate of interest announced by Citibank, N.A. from time to time plus three percent (3%)). The provisions of this Section 15 shall survive the Closing.

            16.   TRANSFER TAXES AND RECORDING CHARGES.

                  (a) At the Closing, Seller and Purchaser shall execute, acknowledge, deliver and file all such returns as may be necessary to comply with Article 31 of the Tax Law of the State of New York and the regulations applicable thereto, as the same may be amended from time to time (the "RET") and the New York City Real Property Transfer Tax (Admin. Code Article 21) and the regulations applicable thereto, as the same may be amended from time to time (the "RPT"). On the Closing Date, Seller shall pay to the appropriate party the amounts payable under the RET and RPT, if any.

                  (b) Notwithstanding anything to the contrary contained herein, upon written request of Seller at least two (2) business days prior to the Closing Date, Purchaser shall bring to the Closing separate certified or bank checks in the amount of the taxes due with respect to the RET and the RPT, if any, which amount shall be credited against the Purchase Price payable on the Closing Date.

                  (c) Except as set forth in Section 16(a) above, Purchaser shall be liable for the payment of all fees (other than fees payable to Seller's attorneys and to other persons retained by Seller), expenses, recording charges and taxes in connection with the conveyance of the Property to Purchaser (including, without limitation, the cost of obtaining title insurance, survey fees, recording fees, and all other title related expenses).

                  (d) The provisions of this Section 16 shall survive the Closing.

            17.   DELIVERIES TO BE MADE ON THE CLOSING DATE.

                  (a) Seller's Documents and Deliveries: On the Closing Date, Seller shall deliver or cause to be delivered to Purchaser the following:

                        (i) A duly executed and acknowledged Bargain and Sale Deed Without Covenant Against Grantor's Acts in the form attached hereto as
Exhibit 3;

                        (ii) A duly executed Bill of Sale in the form attached hereto as Exhibit 4;

                        (iii) Originals or, if unavailable, copies, of the Leases and Contracts then in effect to the extent in Seller's possession;

                        (iv) Letters to all tenants under the Leases in the form attached hereto as Exhibit 5;

                        (v) Originals or, if unavailable, copies, of plans and specifications, technical manuals and similar materials for the Building to the extent same are in Seller's possession;

                        (vi) A duly executed certification as to Seller's nonforeign status as prescribed in Section 21 hereof, if appropriate, in the form attached hereto as Exhibit 6;

                        (vii) The cash security deposits (together with interest accrued thereon less a 1% administrative fee) and letters of credit held by Seller as security under the Leases, but only to the extent the same have not been applied in accordance with the Leases or returned to tenants and relate to tenants occupying space in the Building on the Closing Date pursuant to Leases then in effect (the "Transferred Security Deposits");

                        (viii) Originals or, if unavailable, copies, of all books and records relating to the Premises and maintained by Seller during Seller's ownership thereof;

                        (ix) Originals or, if unavailable, copies, of all permits, licenses and approvals relating to the ownership, use or operation of the Premises, to the extent in Seller's possession;

                        (x) Keys and combinations in Seller's possession relating to the operation of the Premises; and

                        (xi) Executed tenant estoppel certificates from the "Required Tenants" either in the form attached hereto as Exhibit 9 or in the form such Required Tenant is obligated to deliver under its applicable Lease (subject to (a) non-material modifications thereof, (b) such tenant making note of items which constitute Permitted Encumbrances or which Seller otherwise agrees to discharge, and (c) modifications thereof to conform the same to Leases or other information delivered to Purchaser or made available for its review). In lieu of any such estoppel certificate from a Required Tenant, Seller may (but shall not be obligated, except as set forth in the next sentence, to) deliver a Seller estoppel certificate which covers the matters such Required Tenant was obligated to certify to under its applicable Lease and Purchaser agrees to accept the same; provided, that, Purchaser shall not be obligated to accept a Seller estoppel certificate in lieu of a tenant estoppel certificate with respect to the Leases of Waterhouse Securities, MCI, National Westminster Bank, Credit Suisse or Swiss American Corporation. Notwithstanding the preceding sentence, if on the Scheduled Closing Date , Seller shall have not received tenant estoppel certificates from Waterhouse Securities, MCI, National Westminster Bank, Credit Suisse or Swiss American Corporation (each, a "Major Tenant"), Seller shall, upon Purchaser's request, deliver a

Seller estoppel certificate in lieu of any such missing tenant estoppel certificate with respect to the Leases of any such Major Tenant, which Seller estoppel certificates shall be limited to events occurring during the period Seller owned the Premises, certifying (subject to such changes as are necessary to make the certifications accurate): (1) that the Lease is unmodified except as set forth therein, and is in full force and effect, (2) the date to which base rent under the Lease has been paid and (3) that to the best knowledge of Seller, neither the landlord nor the tenant under the Lease, is in default under the terms of the Lease. The "Required Tenants" are: (i) tenants which occupy a full floor at the Premises and (ii) tenants which occupy, in the aggregate, eighty percent (80%) of the leased space at the Premises (inclusive of the full floor tenants described in clause (i) above). Any estoppel certificate from Seller shall by its terms survive for only six (6) months following the Closing Date and, if at any time after Seller's delivery thereof with respect to a Lease Purchaser shall receive a tenant estoppel certificate with respect thereto, then such Seller estoppel certificate shall be deemed null and void and of no further force or effect. Seller shall prepare and deliver the tenant estoppels to all of the tenants at the Premises as soon as is reasonably practicable, but, in the case of Major Tenants, not later than Friday, September 19, 1997 and, in the case of the other tenants, not later than Wednesday, September 24, 1997. Seller shall not have the right to deliver a Seller estoppel certificate with respect to any tenant from whom Seller has received an estoppel certificate prior to the Closing. Seller shall deliver to Purchaser all tenant estoppel certificates received by Seller.

            Seller shall be deemed to have delivered the items set forth in clauses (iii), (v), (viii), (ix) and (x) above if the same are left in the Building management office on the Closing Date.

                  (b) Purchaser's Documents and Deliveries: On the Closing Date, Purchaser, shall deliver or cause to be delivered to Seller, payment of the balance of the Purchase Price payable at the Closing, as adjusted for apportionments under Section 7, in the manner required under this Agreement.

                  (c) Jointly Executed Documents: Seller and Purchaser shall, on the Closing Date, each execute, acknowledge (as appropriate) and exchange the following documents:

                        (i) The returns required under the RET, the RPT and any other tax laws applicable to the transactions contemplated herein;

                        (ii) An Assignment and Assumption of Leases and Contracts in the form attached hereto as Exhibit 7;

                        (iii) A General Assignment and Assumption Agreement in the form attached hereto as Exhibit 8;

                        (iv) the direction letter to Escrow Agent described in
Section 4(c) of the FFHS&J Escrow Agreement; and

                        (v) Any other affidavit, document or instrument required to be delivered by Seller or Purchaser pursuant to the terms of this Agreement.

            18.   CLOSING DATE.

                  (a) The closing (the "Closing") of the transactions contemplated hereunder shall occur, and the documents referred to in Section 17 hereof shall be delivered upon tender of the Purchase Price provided for in this Agreement, at 10:00 a.m. on Friday, October 31, 1997 (such date, or the date Seller sets for the Closing if Seller shall elect to extend this date pursuant to Section 6 hereof, is herein referred to as the "Scheduled Closing Date"; the actual date of the Closing is herein referred to as the "Closing Date"), at the offices of Sellers' attorneys, Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004. Time is of the essence as to the Purchaser's obligation to close the transactions contemplated hereunder on Friday, October 31, 1997 (or, if Seller shall have extended the Scheduled Closing Date pursuant to Section 6 so as to occur following Friday, October 31, 1997, on such Scheduled Closing Date so designated by Seller) except if Purchaser timely and properly exercises the adjournment right described in
Section 18(b) below.

                  (b) Purchaser shall have the right to adjourn the Scheduled Closing Date to a date not later than Monday, December 1, 1997, time being of the essence as to Purchaser's obligation to close the transactions contemplated hereunder on such date except if Purchaser timely and properly exercises the adjournment right described in Section 18(c) below. Purchaser's right to adjourn the Scheduled Closing Date under this clause (b) shall be conditioned upon Purchaser's delivery to Seller of the following items by not later than 5:00 p.m. on Tuesday, October 28, 1997, time being of the essence: (i) a notice stating that Purchaser is exercising its right to adjourn the Scheduled Closing Date pursuant to this Section 18(b) and setting forth the date to which the Scheduled Closing Date shall be so adjourned (but not later than Monday, December 1, 1997) and (ii) the amount of Five Hundred Thousand Dollars ($500,000) (the "First Adjournment Deposit") by either (A) an unendorsed bank check issued by a bank which is a member of the New York Clearinghouse Association made payable to Escrow Agent or (B) wire transfer of immediately available funds to the escrow account of Escrow Agent, it being understood, that, in the case of such wire transfer, such funds must be actually received by Escrow Agent and in the escrow account (as confirmed by Escrow Agent's bank where the escrow account is held) by 5:00 p.m. on Tuesday October 28, 1997, in order to be effective. If Purchaser fails to timely and properly exercise its right to adjourn the Scheduled Closing Date as aforesaid, such right shall be deemed waived. If Purchaser properly and timely exercises such adjournment right, the First Adjournment

Deposit shall be deemed added to and a part of the Deposit for all purposes and shall be held subject to the terms hereof and the Escrow Agreement.

                  (c) If Purchaser shall have timely and properly exercised its right to adjourn the Scheduled Closing Date under Section 18(b) above, then Purchaser shall have the right to adjourn the Scheduled Closing Date to a date not later than Monday, December 29, 1997, time being of the essence as to Purchaser's obligation to close the transactions contemplated hereunder on such date. Purchaser's right to adjourn the Scheduled Closing Date under this clause
(c) shall be conditioned upon Purchaser's delivery to Seller of the following items by not later than 5:00 p.m. on Monday, November 24, 1997, time being of the essence: (i) a notice stating that Purchaser is exercising its right to adjourn the Scheduled Closing Date pursuant to this Section 18(c) and setting forth the date to which the Scheduled Closing Date shall be so adjourned (but not later than Monday, December 29, 1997) and (ii) the amount of Five Hundred Thousand Dollars ($500,000) (the "Second Adjournment Deposit") by either (A) an unendorsed bank check issued by a bank which is a member of the New York Clearinghouse Association made payable to Escrow Agent or (B) wire transfer of immediately available funds to the escrow account of Escrow Agent, it being understood, that, in the case of such wire transfer, such funds must be actually received by Escrow Agent and in the escrow account (as confirmed by Escrow Agent's bank where the escrow account is held) by 5:00 p.m. on Monday, November 24, 1997, in order to be effective. If Purchaser fails to timely and properly exercise its right to adjourn the Scheduled Closing Date as aforesaid, such right shall be deemed waived. If Purchaser properly and timely exercises such adjournment right, the Second Adjournment Deposit shall be deemed added to and a part of the Deposit for all purposes and shall be held subject to the terms hereof and the Escrow Agreement.

                  (d) Subject to Purchaser's rights under Sections 18(b) and (c) hereof, Purchaser shall have the right, provided it complies with the provisions of this Section 18(d), to reschedule the Scheduled Closing date to a date no earlier than Monday September 29, 1997 and no later than Friday, October 31, 1997. Purchaser's right to reschedule the Scheduled Closing Date shall be conditioned upon Purchaser giving Seller notice thereof setting forth the new Scheduled Closing Date. In the event that Purchaser elects to accelerate the Scheduled Closing Date, such accelerated Scheduled Closing Date shall not occur less than five (5) business days following the giving of such notice. In the event Purchaser has properly accelerated the Scheduled Closing Date, Purchaser may thereafter extend the then existing Scheduled Closing Date pursuant to the terms hereof, to a new Scheduled Closing Date which shall not occur less than two (2) business days following the giving of such notice (and shall not be a date later than Friday, October 31, 1997, subject to Sections 18(b) and 18(c) hereof). In the event that Purchaser elects to accelerate the Scheduled Closing Date (whether or not Purchaser subsequently extends the Scheduled Closing date), then, Purchaser shall be deemed to have waived all conditions to Purchaser's obligations to close the transactions contemplated hereunder and the other obligations of Seller hereunder to be performed on or prior to the Closing Date (including, without limitation, removal of any Title Objections and the requirements of Section 17(a)(xi)), which remain unsatisfied as of such date (except that Seller shall remain obligated to deliver the documents described in Section 17(a), other than clause (xi) thereunder and Seller shall remain obligated to perform its covenants under Section 6(c)). Purchaser shall reimburse Seller for all reasonable attorneys fees and disbursements Seller incurs as a result of Purchaser exercising its rights under this Section 18(d) (such reimbursement to be made at Closing or, if the Closing shall not occur, on demand). The provisions of the preceding sentence shall survive the Closing or the termination hereof.

            19.   NOTICES.

            All notices, demands, requests or other communications (collectively, "Notices") required to be given or which may be given hereunder shall be in writing and shall be sent by (a) certified or registered mail, return receipt requested, postage prepaid, or (b) national overnight delivery service, or (c) facsimile transmission (provided that the original shall be simultaneously delivered by national overnight delivery service or personal delivery), or (d) personal delivery, addressed as follows:

                  (i)   If to Seller:

                        100 Wall LLC
                        c/o The Witkoff Group, LLC
                        156 William Street
                        New York, New York 10038
                        Attention:  Steven C. Witkoff, Esq.
                        Fax:  (212) 964-1464

                        with a copy to:

                        GMS Capital, LLC
                        c/o JAG Capital
                        156 William Street
                        New York, New York 10038
                        Attention:  Paul C. Murstein
                              and Jeffrey A. Goldberger
                        Fax:  (212) 732-3511

                        and

                        Fried, Frank, Harris, Shriver & Jacobson
                        One New York Plaza
                        New York, New York 10004
                        Attention:  Ross Z. Silver, Esq.
                        Fax: (212) 859-4000

                  (ii)  If to Purchaser:

                        Tower Realty Operating Partnership, L.P.
                        c/o Tower Realty Trust, Inc.
                        120 West 45th Street
                        New York, New York 10036
                        Attention:  Lawrence H. Feldman
                        Fax:  (212) 768-9479

                        with a copy to:

                        Battle Fowler LLP
                        75 East 55th Street
                        New York, New York  10022
                        Attention:  Bradley A. Kaufman, Esq.
                        Fax: (212) 856-7802

            Any Notice so sent by certified or registered mail, national overnight delivery service or personal delivery shall be deemed given on the date of receipt or refusal as indicated on the return receipt, or the receipt of the national overnight delivery service or personal delivery service. Any Notice sent by facsimile transmission shall be deemed given when received as confirmed by the telecopier electronic confirmation receipt. A Notice may be given either by a party or by such party's attorney. Seller or Purchaser may designate, by not less than five (5) business days' notice given to the others in accordance with the terms of this Section 19, additional or substituted parties to whom Notices should be sent hereunder.

            20.   DEFAULT BY PURCHASER OR SELLER.

                  (a) If (i) Purchaser shall default in the payment of the Purchase Price or if Purchaser shall default in the performance of any of its other obligations to be performed on the Closing Date, or (ii) Purchaser shall default in the performance of any of its obligations to be performed prior to the Closing Date and, with respect to any default under this clause (ii) only, such default shall continue for ten (10) days after notice to Purchaser, Seller's sole remedy by reason thereof shall be to terminate this Agreement and, upon such termination, Seller shall be entitled to retain the Deposit (and any interest earned thereon) and to receive immediately the "Purchaser Default Amount", collectively, as liquidated damages for Purchaser's default hereunder, it being agreed that the damages by reason of Purchaser's default are difficult, if not impossible, to ascertain, and thereafter Purchaser and Seller shall have no further rights or obligations under this Agreement except for those that are expressly provided in this Agreement to survive the termination hereof. "Purchaser Default Amount" means an amount equal to One Million Nine Hundred Thousand Dollars ($1,900,000) plus interest thereon, at the rate of 15% per annum, from the date due (as described above) to the date paid to Seller. Purchaser's obligation to pay the Purchaser Default Amount is being guaranteed by Lawrence Feldman pursuant to a Guaranty dated the date hereof. If Seller terminates this Agreement pursuant to a right given to it hereunder and Purchaser takes any action which interferes with Seller's ability to sell, exchange, transfer, lease, dispose of or finance the Property or take any other actions with respect thereto (including, without limitation, the filing of any lis pendens or other form of attachment against the Property) as determined by a final non-appealable order of a court of competent jurisdiction, then the named Purchaser (and any assignee of Purchaser's interest hereunder) shall be liable for all loss, cost, damage, liability or expense (including, without limitation, reasonable attorneys' fees, court costs and disbursements and consequential damages) incurred by Seller by reason of such action to contest by Purchaser.

                  (b) If (x) Seller shall default in any of its obligations to be performed on the Closing Date or (y) Seller shall default in the performance of any of its obligations to be performed prior to the Closing Date and, with respect to any default under this clause (y) only, such default shall continue for ten (10) days after notice to Seller, Purchaser as its sole remedy by reason thereof (in lieu of prosecuting an action for damages or proceeding with any other legal course of conduct, the right to bring such actions or proceedings being expressly and voluntarily waived by Purchaser, to the extent legally permissible, following and upon advice of its counsel) shall have the right subject to the other provisions of this Section 20(b) (i) to seek to obtain specific performance of Seller's obligations hereunder, provided that any action for specific performance shall be commenced within sixty (60) days after such default, and if Purchaser prevails thereunder, Seller shall reimburse Purchaser for all reasonable legal fees, court costs and all other reasonable costs of such action or (ii) to receive a return of the Deposit (together with any interest earned thereon), it being understood that if Purchaser fails to commence an action for specific performance within sixty (60) days after such default, Purchaser's sole remedy shall be to receive a return of the Deposit (together with any interest earned thereon). Notwithstanding the preceding portions of this Section 20(b), if Seller shall willfully default in its obligation to close the transactions hereunder (notwithstanding the satisfaction of all conditions to Seller's obligation to so close such transactions), then Purchaser shall have the right to bring an action against Seller (but not against any other Seller Related Party) seeking to recover the direct (but not consequential) monetary damages (not to exceed $2,000,000) incurred by Purchaser as a result thereof provided, that any such action shall be commenced within sixty (60) days after such default. If, pursuant to a final, nonappealable order of a court of competent jurisdiction it shall be determined that (1) Seller shall have willfully defaulted in the obligation to close the transactions hereunder (notwithstanding the satisfaction of all conditions to Seller's obligation to so close such transactions) and (2) Purchaser shall have suffered Damages as a result thereof, then Seller shall be obligated to pay the amount of such Damages awarded in such order to Purchaser, provided that in no event shall Seller be obligated to pay or Purchaser be entitled to recover, Damages in excess of Two Million Dollars ($2,000,000) in the aggregate. If Purchaser fails to bring an action for Damages within such 60-day period, then its right to bring such action or receive any such Damages shall be deemed irrevocably waived. Upon return of the Deposit (together with any interest thereon) as described in clause (ii) above, this Agreement shall terminate and neither party hereto shall have any further obligations hereunder except for those that are expressly provided in this Agreement to survive the termination hereof. Notwithstanding the foregoing, Purchaser shall have no right to seek specific performance or Damages if Seller shall be prohibited from performing its obligations hereunder by reason of any law, regulation, or other legal requirement applicable to Seller.

                  (c) The provisions of this Section 20 shall survive the termination hereof.

            21.   FIRPTA COMPLIANCE.

            Seller shall comply with the provisions of the Foreign Investment in Real Property Tax Act, Section 1445 of the Internal Revenue Code of 1986 (as amended), as the same may be amended from time to time, or any successor or similar law (collectively, "FIRPTA"). Seller acknowledges that Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. To inform Purchaser that withholding of tax is not required upon the disposition of a United States real property interest by Seller, Seller hereby represents and warrants that Seller is not a foreign person as that term is defined in the Internal Revenue Code and Income Tax Regulations. On the Closing Date, Seller shall deliver to Purchaser a certification as to Seller's non-foreign status in the form attached hereto as Exhibit 4, and shall comply with any temporary or final regulations promulgated with respect thereto and any relevant revenue procedures or other officially published announcements of the Internal Revenue Service of the U.S. Department of the Treasury in connection therewith.

            22.   ENTIRE AGREEMENT.

            This Agreement contains all of the terms agreed upon between Seller and Purchaser with respect to the subject matter hereof, and all prior agreements, understandings, representations and statements, oral or written, between Seller and Purchaser are merged into this Agreement. The provisions of this Section 22 shall survive the Closing or the termination hereof.

            23.   AMENDMENTS.

            This Agreement may not be changed, modified or terminated, except by an instrument executed by Seller and Purchaser. The provisions of this Section 23 shall survive the Closing or the termination hereof.

            24.   WAIVER.

            No waiver by either party of any failure or refusal by the other party to comply with its obligations shall be deemed a waiver of any other or subsequent failure or refusal to so comply. The provisions of this Section 24 shall survive the Closing or the termination hereof.

            25.   PARTIAL INVALIDITY.

            If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law. The provisions of this Section 25 shall survive the Closing or the termination hereof.

            26.   SECTION HEADINGS.

            The headings of the various sections of this Agreement have been inserted only for the purposes of convenience, and are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement. The provisions of this Section 26 shall survive the Closing or the termination hereof.

            27.   GOVERNING LAW.

            This Agreement shall be governed by the laws of the State of New York without giving effect to conflict of laws principles thereof. The provisions of this Section 27 shall survive the Closing or the termination hereof.

            28.   PARTIES; ASSIGNMENT AND RECORDING.

                  (a) This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon Seller and Purchaser and their respective successors and permitted assigns; provided that none of the representations or warranties made by Seller hereunder shall inure to the benefit of any person or entity that may, after the Closing Date, succeed to Purchaser's interest in the Property.

                  (b) Purchaser may not assign or otherwise transfer this Agreement or any of its rights or obligations hereunder or any of the direct or indirect ownership interests in Purchaser, without first obtaining Seller's consent thereto; provided that the Purchaser named herein shall have the one-time right to assign this Agreement to either (x) a real estate investment trust formed by Lawrence Feldman which owns, or simultaneously with the consummation of such assignment is acquiring, all or substantially all of the office properties owned directly or indirectly by Lawrence Feldman or the Purchaser named herein (a "Feldman REIT") or (y) an entity in which at least seventy five percent (75%) of the beneficial interests are owned by a Feldman REIT or (z) a "Controlled Affiliate" (as defined below). "Controlled Affiliate" means any entity (i) "controlled by" Lawrence Feldman and (ii) the majority of the beneficial interests in which are owned, directly or indirectly, by Lawrence Feldman or any parent, spouse, child, grandchild or sibling of Lawrence Feldman or any trust the beneficiary(ies) of which are any of the foregoing individuals, in each case as of the date of the assignment and the Closing Date. "Controlled by" means the power and authority to direct the business and affairs of the assignee by reason of the ownership of a majority of the beneficial interests in such assignee, by contract or otherwise. Any such assignment shall be conditioned upon Purchaser delivering to Seller an executed original of the assignment and assumption agreement wherein the assignee assumes all of the obligations of the Purchaser named herein and proof reasonably satisfactory to Seller that the assignee constitutes a "Controlled Affiliate." An assignment or transfer of this Agreement shall not relieve the Purchaser named herein of any of its obligations hereunder which accrued prior to the date of such assignment. The Purchaser named herein shall be liable for all obligations of the Purchaser under Section 3(c) which accrue either prior to or subsequent to the date of such assignment.

                  (c) Neither this Agreement nor any memorandum hereof may be recorded without first obtaining Seller's consent thereto.

                  (d) The provisions of Section 28(a) and 28(c) shall survive the Closing or the termination hereof. The provisions of Section 28(b) shall survive the termination hereof.

            29.   CONFIDENTIALITY AND PRESS RELEASES.

                  (a) Purchaser acknowledges and agrees that it shall be bound by all of the terms and conditions of that certain Confidentiality Agreement between Purchaser and Seller dated as of the date hereof. Between the date hereof through and including the Closing Date and except as otherwise expressly provided in clause (b) below, Purchaser and Seller shall not (and shall use reasonable efforts to cause Purchaser's and Seller's respective agents, employees, attorneys and advisors including, without limitation, financial institutions to not) disclose, make known, divulge, disseminate or communicate the Purchase Price or any of the terms of this Agreement or this transaction or any agreement, document or understanding pertinent to the instant transaction without the consent of the other party, except (i) as required by law (including, without limitation, any laws prescribing the information which must be disclosed in connection with the initial public offering (including, without limitation, information required to be disclosed in any prospectus) by a Feldman
REIT), (ii) to Purchaser's or Seller's employees and advisors involved in the transaction, (iii) to Purchaser's prospective lenders or prospective investors or (iv) to Seller's lender or investors.

                  (b) Prior to the Closing Date, Purchaser and Seller shall confer and agree on a press release to be issued jointly by Purchaser and Seller disclosing the transaction and the appropriate time for making such release. Neither Purchaser nor Seller shall issue any press releases (or other public statements) with respect to the transaction contemplated in this Agreement without approval of the other party.

                  (c) The provisions of Section 29(a) shall survive the termination of this Agreement and the provisions of Section 29(b) shall survive the termination hereof or the Closing.

            30.   FURTHER ASSURANCES.

            Seller and Purchaser will do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, assignments, notices, transfers and assurances as may be reasonably required by the other party, for the better assuring, conveying, assigning, transferring and confirming unto Purchaser the Property and for carrying out the intentions or facilitating the consummation of this Agreement. The provisions of this Section 30 shall survive the Closing.

            31.   THIRD PARTY BENEFICIARY.

            This Agreement is an agreement solely for the benefit of Seller and Purchaser (and their permitted successors and/or assigns). No other person, party or entity shall have any rights hereunder nor shall any other person, party or entity be entitled to rely upon the terms, covenants and provisions contained herein. The provisions of this Section 31 shall survive the Closing or the termination hereof.

            32.   JURISDICTION AND SERVICE OF PROCESS.

            The parties hereto agree to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Agreement and, in furtherance of such agreement, the parties hereby agree and consent that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the parties in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the parties by registered or certified mail to or by personal service at the last known address of the parties, whether such address be within or without the jurisdiction of any such court. The provisions of this Section 32 shall survive the Closing or the termination hereof.

            33.   WAIVER OF TRIAL BY JURY.

            SELLER AND PURCHASER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT. THE PROVISIONS OF THIS SECTION 33 SHALL SURVIVE THE CLOSING OR THE TERMINATION HEREOF.

            34.   MISCELLANEOUS.

                  (a) Whenever in this Agreement it is provided that Purchaser's successors and/or transferees and/or assignees shall have any rights or obligations, such phrase shall be deemed to include all designees of Purchaser as well as all of the transferees, successors and assigns of Purchaser and such designees.

                  (b) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and together constitute one and the same instrument.

                  (c) Any consent or approval to be given hereunder (whether by Seller or Purchaser) shall not be effective unless the same shall be given in advance of the taking of the action for which consent or approval is requested and shall be in writing.

Except as otherwise expressly provided herein, any consent or approval requested of Seller or Purchaser may be withheld by Seller or Purchaser in its sole and absolute discretion.

                  (d) The provisions of this Section 34 shall survive the Closing or the termination hereof.

            35.   REIT COOPERATION

                  Purchaser has advised Seller that Purchaser desires to effectuate the Closing and the consummation of the intended initial public offering of common stock on the New York Stock Exchange by Tower Realty Trust, Inc. (the "IPO") simultaneously. In this regard, Purchaser and Seller shall reasonably cooperate with each other to close the transactions hereunder in an escrow style closing pursuant to an escrow agreement (in form and substance reasonably acceptable to Seller and Purchaser) among Seller, Purchaser and Commonwealth Land Title Insurance Company ("Commonwealth"). Pursuant to such escrow agreement, at least one (1) business day prior to the Closing Date, Seller and Purchaser shall place in escrow with Commonwealth, as escrow agent, all of the documents and deliveries required to be executed and/or delivered by the parties pursuant to Article 17 hereof , provided, however, that Seller shall not be obligated to deposit in escrow any of the following: (a) the documents described in clauses (iii), (v) (viii), (ix) or (x) of Section 17(a), (b) the Transferred Security Deposits, or (c) any assignment of the existing mortgage on the Premises held by Lehman Brothers Holdings Inc. All of the escrowed documents shall, on the Closing Date, be released to the parties entitled to receive the same (as provided in such escrow agreement) upon Seller's confirmation in writing that it shall have received the sums described in Section 4(c) hereof. Seller shall request that Lehman Brothers deposit the documents assigning the existing mortgage referenced in (c) above in escrow with Commonwealth one (1) business day prior to the Closing Date to be held in accordance with such escrow agreement and Seller shall use its good faith efforts to have Lehman Brothers agree to the same, it being understood that Lehman Brothers is under no obligation to do so and Seller shall not incur any liability if Lehman Brothers is unwilling to do so.

            IN WITNESS WHEREOF, Seller and Purchaser have caused this Agreement to be executed the day and year first above written.

                              SELLER:

                              100 WALL LLC

                              By:   Century Wall L.L.C, its managing member

                                    By: /s/ Steven Witkoff
                                       ------------------------------------
                                       Name:
                                       Title:

                              PURCHASER:

                              TOWER REALTY OPERATING PARTNERSHIP, L.P.

                              By:  Tower Realty Trust, Inc., general partner

                                    By: /s/ Lawrence Feldman
                                       ------------------------------------
                                       Lawrence Feldman
                                       President

                                   SCHEDULE A
                             Description of the Land
                                 (See Attached)


                                   Schedule A-1

                                   SCHEDULE B
             Easements, Conditions, Restrictions and Encumbrances
                                 (See Attached)


                                   Schedule B-1

                                   SCHEDULE C
                                List of Employees
                                 (See Attached)


                                   Schedule C-1

                                   SCHEDULE D
                                 List of Leases
                                 (See Attached)


                                   Schedule D-1

                                   SCHEDULE E
                                List of Contracts
                                 (See Attached)


                                   Schedule E-1

                                   SCHEDULE F
                            List of Security Deposits

Tenant                                       Security Deposit
------                                       ----------------

Doha Bank                                       $30,454.83
Wall Street Discount                            $11,775.77
Metropolitan Fiber Systems                      $793.34
New World Coffee                                $10,200.00

                  Total Cash Deposits           $53,223.94

Kokusai America, Inc. (Letter of Credit)        $14,150.00
Kinko's (delivery of Letter of Credit pending)  $66,249.99

            Total Letter of Credit Deposits     $80,399.99


                  Total Security Deposits       $133,623.93


                                   Schedule F-1

                                   SCHEDULE G
                               Arrearage Schedule
                                 (See Attached)


                                   Schedule G-1

                                   SCHEDULE H
                                   Litigation

                                      NONE


                                   Schedule H-1

                                   SCHEDULE I
                                   Violations

No. 110981ll550
No. 013089ll5C30057
No. 90-0490
No. 89-0563
No. 89-0617
No. D33634
No. D59979
No. 10003546
No. 10304446


                                   Schedule I-1

                                   SCHEDULE J
                              Employment Agreements


Engineer Agreement between 100 Wall LLC, assignee of Realty Advisory Board on Labor Relations, Inc. and Local 94-94A-94B International Union of Operating Engineers AFL-CIO. Effective January 1, 1995 to December 31, 1997.

Commercial Building Agreement between Local 32B-32J Service Employees International Union, AFL-CIO and 100 Wall LLC. Effective June 1, 1997 to December 31, 1998.


                                   Exhibit 1-1

                                   SCHEDULE K
                               Existing Insurance
                                 (See Attached)


                                   Exhibit 1-1

                                    EXHIBIT 1
                         Due Diligence Acceptance Notice

                   Tower Realty Operating Partnership, L.P.
                               c/o Tower Equities
                              120 West 45th Street
                            New York, New York 10036

                               September __, 1997

100 Wall LLC
c/o The Witkoff Group LLC
156 William Street
New York, New York 10038

            Re: Purchase and Sale Agreement, dated as of September 11, 1997, between 100 Wall LLC and Tower Realty Operating Partnership L.P. (the "Agreement')

Ladies and Gentlemen:

            Reference is hereby made to the Agreement (all capitalized terms used, but not defined herein shall have the meanings set forth in the Agreement). Pursuant to Section 3(d) of the Agreement, the undersigned hereby notifies you that it elects to proceed with the transaction contemplated by the Agreement following the expiration of the Due Diligence period. The undersigned hereby unconditionally and irrevocably waives its right to have the Agreement terminate pursuant to said Section 3(d). This notice shall constitute a Due Diligence Acceptance Notice for all purposes under the Agreement.

                                 Very truly yours,

                                 TOWER REALTY OPERATING
                                 PARTNERSHIP, L.P.

                                 By:   __________________________
                                       Name:
                                       Title:


                                   Exhibit 1-1

                                    EXHIBIT 2
                                Wire Instructions

Citibank
120 Broadway
New York, New York 10043

ABA #021000089

Attention:  Yvonne Hoskins
            Private Banking Division

For the Account of:

Fried, Frank, Harris, Shriver & Jacobson
(16469.10 - 100 Wall)

Account No. 37029464


                                   Exhibit 1-1

                                    EXHIBIT 3

                                      DEED

                                 (See Attached)


                                   Exhibit 3-1

                                    EXHIBIT 4

                                  BILL OF SALE

            100 WALL LLC, a New York limited liability company, having an office c/o The Witkoff Group, LLC, 156 William Street, New York, New York 10038 ("Seller"), in consideration of Ten Dollars ($10.00) and other good and valuable consideration paid to Seller by _______________________, a ___________________,
having an address at ________________________________, ("Purchaser"), the
receipt and sufficiency of which are hereby acknowledged, hereby sells, conveys, assigns, transfers, delivers and sets over to Purchaser all fixtures, furniture, furnishings, equipment, machinery, inventory, appliances and other articles of tangible personal property owned by Seller and which are located at or are used or usable in connection with the real property located at 100 Wall Street, New York, New York.

            TO HAVE AND TO HOLD unto Purchaser and its successors and assigns to its and their own use and benefit forever.

            This Bill of Sale is made by Seller without recourse and without any expressed or implied representation or warranty whatsoever.

            IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed as of this _____ day of __, 1997.

                                    100 WALL LLC

                                    By:   Century Wall L.L.C.

                                          By:   ________________________
                                                Name:
                                                Title:


                                   Exhibit 4-1

                                    EXHIBIT 5

                                NOTICE TO TENANTS

                                  100 WALL LLC
                            c/o the Witkoff Group LLC
                               156 William Street
                            New York, New York 10038
                                                               ___________, 1997
TO:
ALL TENANTS OF 100 WALL STREET
NEW YORK, NEW YORK
                   Re: 100 Wall Street, New York, New York
Dear Tenant:
            This is to notify you that, today, the referenced property has been sold by 100 Wall LLC ("Seller") to ___________________ ("Purchaser"). As of the date hereof, Seller's interest in your lease has been assigned to Purchaser and Purchaser has assumed the obligations as landlord under your lease which accrue from and after the date hereof.

            You are hereby authorized and directed to make all future rent payments to ____________________________________________________________________
______________________________________________________________________________.
Any future inquiries regarding your lease should be directed to ___________________________ at the aforementioned address.


                                    Very truly yours,

                                    100 WALL LLC

                                     By: Century Wall L.L.C.

                                         By:
                                            --------------------------------
                                              Name:
                                              Title:


                                   Exhibit 5-1

                                    EXHIBIT 6

                                FIRPTA AFFIDAVIT

            Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by 100 Wall LLC, the undersigned hereby certifies the following on behalf of 100 Wall LLC:

            1. 100 Wall LLC is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as such terms are defined in the Internal Revenue Code and Income Tax Regulations).

            2.    100 Wall LLC's U.S. employer identification number is
-------------.

            3.    100 Wall LLC's office is:

                        c/o The Witkoff Group LLC
                        156 William Street
                        New York, New York 10038

            100 Wall LLC understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

            Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of 100 Wall LLC.

                                    100 WALL LLC

                                    By:   Century Wall L.L.C.


                                    By:   ____________________________
                                          Name:
                                          Title:
______________, 1997


                                   Exhibit 6-1

                                    EXHIBIT 7

              ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS

            100 WALL LLC, a New York limited liability company, having an office c/o The Witkoff Group LLC, 156 William Street, New York, New York 10038 ("Assignor"), in consideration of Ten ($10.00) Dollars and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns to ___________________, a __________________________________ having an address at c/o
_______________________________________________ ("Assignee"), (1) all right, title and interest of Assignor as lessor under all the leases, license agreements and other occupancy agreements (collectively, the "Leases") in effect for space at the real property located at 100 Wall Street, New York, New York (the "Premises") and listed on Schedule A, and (2) all right, title and interest of Assignor under all of the service, maintenance, supply and other agreements (collectively, the "Contracts") in effect relating to the operation of the Premises and listed on Schedule B.

            Assignee hereby expressly assumes (x) all of the obligations imposed upon the lessor under the Leases which accrue from and after the date hereof (including, without limitation, the lessor's obligation to return any Transferred Security Deposits (as defined in that certain Purchase and Sale Agreement between Assignor and [Assignee] dated September 11, 1997 (the "Purchase Agreement")) and (y) all of the obligations imposed upon the owner of the Premises under the Contracts which accrue from and after the date hereof. Without limiting Assignee's obligations hereunder or under the Purchase Agreement, Assignee expressly acknowledges, and agrees to perform, its obligation to pay "Tenant Inducement Costs" (as defined in the Purchase Agreement) and leasing commissions in accordance with the terms of Section 7(h) of the Purchase Agreement.

            Subject to Article 7 of the Purchase Agreement, Assignor and Assignee each agrees to indemnify the other from any and all loss, cost, damage, liability or expense (including, without limitation, reasonable attorneys' fees, court costs and disbursements) which may be imposed on the other by reason of any failure by the indemnifying party to perform any of the obligations on the part of the landlord or owner of the Premises, as applicable, under the Leases or the Contracts which accrued during the period the indemnifying party is or was the owner of the Premises.

            Assignee acknowledges that, simultaneously with the execution hereof, Assignee has received $_________ from Assignor and an assignment of the letters of credit set forth on Schedule C attached hereto in respect of the Transferred Security Deposits.


                                   Exhibit 7-1

            This Assignment and Assumption of Leases and Contracts is made by Assignor without recourse and without any express or implied representation or warranty whatsoever except to the extent expressly provided in the Purchase Agreement.

            This Assignment and Assumption of Leases and Contracts inures to the benefit of the parties hereto and their respective successors and assigns.

            IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Assumption of Leases and Contracts to be executed as of this _____ day of , 1997.

                                    ASSIGNOR:

                                    100 WALL LLC

                                    By:   Century Wall L.L.C.


                                          By:   _________________________
                                                Name:
                                                Title:

                                    ASSIGNEE:

                                    [_______________________________]


                                          By:   _________________________
                                                Name:
                                                Title:


                                   Exhibit 7-2

                                   SCHEDULE A

                                     Leases


                                   Schedule A-1

                                   SCHEDULE B

                                    Contracts


                                   Schedule B-1

                                   SCHEDULE C

                                Letters of Credit


                                   Schedule C-1

                                    EXHIBIT 8

                 GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT

            THIS GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT, made and entered into this ____ day of , 1997, between 100 WALL LLC, a New York limited liability company, having an address c/o The Witkoff Group LLC, 156 William Street, New York, New York 10038 ("Assignor") and _____________________, a
_________________________ having an address at c/o
_______________________ ("Assignee").

                              W I T N E S S E T H:
            Assignor for ten dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns to Assignee all of Assignor's right, title and interest in, to and under (i) all books, records, and files owned by Assignor and relating to the occupancy, use or operation of the real property located at 100 Wall Street, New York, New York (the "Premises"), (ii) all transferable licenses, approvals, certificates and permits held by Assignor and exclusively relating to the occupancy, use or operation of the Premises, and (iii) all other items of intangible personal property owned by Assignor and exclusively relating to the occupancy, use or operation of the Premises (the items set forth in clauses (i) through (iii) above are hereinafter referred to collectively as the "Property Matters");

            TO HAVE AND TO HOLD unto Assignee and its successors and assigns to its and their own use and benefit forever.

            Assignee hereby expressly assumes the obligations of Assignor in respect of the Property Matters accruing from and after the date hereof.

            Assignor and Assignee each agrees to indemnify the other from any and all loss, cost, damage, liability or expense (including, without limitation, reasonable attorneys' fees, court costs and disbursements) which may be imposed on the other by reason of any failure by the indemnifying party to perform any of the obligations on the part of the owner of the Premises under the Property Matters which accrued during the period the indemnifying party is or was the owner of the Premises.

            This Agreement is made by Assignor without recourse and without any expressed or implied representation or warranty whatsoever.

            This Agreement inures to the benefit of the parties hereto and their respective successors and assigns.


                                   Exhibit 9-1

            IN WITNESS WHEREOF, Assignor and Assignee have executed this General Assignment and Assumption Agreement as of the date first above written.

                                    ASSIGNOR:

                                    100 WALL LLC

                                    By:   Century Wall, L.L.C.


                                          By:   _________________________
                                                Name:
                                                Title:

                                    ASSIGNEE:

                                    [_______________________________]


                                          By:   _________________________
                                                Name:
                                                Title:


                                   Exhibit 9-2

                                    EXHIBIT 9

                           TENANT ESTOPPEL CERTIFICATE


                                          ______________, 1997


----------------------
c/o Feldman Equities
120 West 45th Street
24th Floor
New York, New York 10036

-and-

100 Wall LLC
c/o The Witkoff Group, LLC
156 William Street
10th Floor
New York, New York 10038

            Re:   100 Wall Street, New York, New York ("Building")

Gentlemen:

            The undersigned, as the Tenant, has been advised that __________ (the "Purchaser"), is negotiating with 100 Wall LLC ("Landlord") to acquire the Building. In connection therewith, each of Landlord and Purchaser has required this certificate.

            Where no information has been inserted on any blank hereof, the blank shall be deemed to read "NONE".

            With the knowledge and understanding that Landlord and Purchaser will be relying on the statements contained herein, the Tenant hereby certifies as follows:

            1. Tenant presently leased the space known as Suite see Exhibit "A" within the Building (the "Leased Premises") and the Leased Premises are the only premises leased by Tenant within the Building.


                                   Exhibit 9-1

            2. The documents constituting Tenant's lease, together with all amendments, modifications, assignments, subleases, renewals, extensions and other agreements relating to such lease (collectively, the "Lease"; definitional terms are used herein as defined in the Lease unless otherwise specifically stated herein) are listed on Exhibit "A", attached hereto and incorporated herein by this reference. The Lease constitutes the entire agreement between Landlord and Tenant with respect to the Leased Premises and is valid and is presently in full force and effect. Except as listed on Exhibit A, no other agreement or representation, oral or written, has been made regarding the Leased Premises or the Building and the Lease has not been modified, cancelled, pledged, mortgaged, assigned, subleased, extended, renewed or amended. Tenant has not exercised any termination option, if any, which exists under the Lease.

            3. There are no guaranties or sureties with respect to the Lease other than as identified on the attached Exhibit "A" and each such guaranty or surety is in full force and effect and has been modified, amended, cancelled or assigned.

            4. The Rental Commencement Date of the Lease is see Exhibit "A" and the Expiration Date of the Lease is see Exhibit "A".

            5. Rent and other charges required under the Lease has commenced to accrue. Fixed rent has been paid through _____________ and additional rent has been paid through
                  _____.

            6. A security deposit in the amount set forth on Exhibit A has been paid by Tenant to Landlord with respect to the Leased Premises.

            7. No Rent or other charges payable under the Lease have paid more than thirty (30) days in advance of its due date other than:

            8. Tenant has accepted the Leased Premises (including all improvements required by the Lease) as being in full compliance with the Lease and is in full occupancy and possession thereof. All tenant improvement work has been completed and all required contributions by the Landlord to the Tenant on account of such work, if any, have been received by the Tenant, except as follows:


                                   Exhibit 9-2

            9. There are no defaults under the Lease by Landlord or Tenant nor has any event occurred which, by the giving of notice of passage of time, or both, would constitute an event of default by either Landlord or Tenant thereunder.

            10. There are no disputes, defenses or counterclaims to the full enforcement of the Lease by Landlord. Landlord has made no rent concessions to Tenant, there are no construction allowances which have not been paid to Tenant, and there are no other sums currently owed to Tenant by Landlord, except as follows:

            11. Tenant is not entitled to any offsets, abatements, concessions or recaptures against rent or any other charges whatsoever under the Lease, except as expressly provided in the Lease.

            12. The notice for the Tenant is as follows (if a new address is not inserted in this paragraph 13, the address of the Tenant is as set forth in the Lease):

            13. Tenant has not been granted any purchase option or right of first offer or first refusal with respect tot he acquisition of the Building Tenant has not been granted any expansion option or any other option for additional space except as expressly provided in the Lease.

            This Estoppel Certificate is being provided by the undersigned, as Tenant, to Landlord and to Purchaser and the Tenant agrees that the information and representations contained herein may be relied upon by Landlord and Purchaser and/or any of their respective present or future partners, members, shareholders or offer affiliated, the present and future mortgagees of the Building and any prospective purchasers of the Building or any interest therein; and all such persons shall be entitled to rely on and to have the benefit of the assurances to matters set forth in this certification.

            The person executing this certification on behalf of the undersigned is duly authorized to execute this certification on behalf of the undersigned, and this certification is and shall be binding on the undersigned, its successors and assigns.

Dated:  ____________
                                  [NAME OF TENANT]

                                  By:  _____________________________
                                  Title:


                                   Exhibit 9-3

      IN WITNESS WHEREOF, Seller and Purchaser have caused this Agreement to be executed the day and year first above written.

                                    SELLER:

                                    100 WALL LLC

                                    By: Century Wall L.L.C, its managing member

                                          By: /s/ [Illegible]
                                             -----------------------------
                                             Name:
                                             Title:

                                    PURCHASER:

                                    TOWER REALTY OPERATING PARTNERSHIP,
                                    L.P.

                                    By: Tower Realty Trust, the general partner

                                          By: /s/ Lawrence Feldman
                                             -----------------------------
                                              Lawrence Feldman
                                              President

                                   SCHEDULE A

                            Description of the Land
                                 (See Attached)


                                  Schedule A-1

ALL THAT CERTAIN plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:-

PARCEL I

BEGINNING at the corner formed by the intersection of the Northerly side of Wall Street and the Westerly side of Front Street;

THENCE Northerly and along the said Westerly side of Front Street 196 feet 6-1/2inches to the corner formed by the intersection of the Westerly side of Front Street with the Southerly side of Pine Street;

THENCE Westerly along the said Southerly side of Pine Street 113 feet 3-3/8 inches to the corner formed by the intersection of the Southerly side of Pine Street with the Easterly side of Water Street;

THENCE Southerly along the said Easterly side of Water Street 195 feet 0-5/8 inches to the corner formed by the intersection of the said Easterly side of Water Street with the Northerly side of Wall Street;

THENCE Easterly along the Northerly side of Wall Street 117 feet 3 inches to the point or place of BEGINNING.

Be the said several distances and dimensions more or less.

PARCEL II

BEGINNING at the corner formed by the intersection of the Easterly side of Water Street with the Southerly side of Pine Street as these streets are shown on a map dated April 6, 1970 and approved by the Board of Estimate on July 23, 1970, Calendar #8;

RUNNING THENCE Northerly along the Northerly prolongation of said Easterly side of Water Street a distance of 12.18 feet to the center line of Pine Street;

                                    continued.........

                             (continued - page two)

THENCE Easterly along said center line of Pine Street, forming an interior angle 98 degrees 31 minutes 58 seconds with the last mentioned course, a distance of
112.25 feet to the southerly prolongation of the Westerly side of Front Street as shown on a map approved by the Board of Estimate on March 12. 1970, Calendar #37;

THENCE Southerly along said southerly prolongation of Front Street, forming an interior angle of 80 degrees 40 minutes 42 seconds with the last mentioned course a distance of 12.33 feet to the Southerly side of Pine Street;

THENCE Westerly along said Southerly side of Pine Street, forming an interior angle of 99 degrees 15 minutes 37 seconds with the last mentioned course, a distance of 112.06 feet to the point or place of BEGINNING.

                                   SCHEDULE B
               Easements, Conditions, Restrictions and Encumbrances
                                 (See Attached)


                                  Schedule B-1

                                   SCHEDULE B

Policy No.: 4197-00138


This policy does not insure against loss or damages (and the Company will not pay costs, attorney's fees or expenses) which arise by reason of:

1.    a. Metal sculpture encroaches on premises adjoining on the north.

      b. Concrete plaza appears to be used in common with premises adjoining on the north.

      c. Present concrete platform, concrete wall and planted area along easterly line are not located and may encroach on Front Street.

      d. Projections over Front Street by security camera up to 1 foot 6 inches.

      As shown on survey made by Earl B. Lovell - S.P. Belcher, Inc. dated 10/16/69 and last redated 3/18/97 by Earl B. Lovell - S.P. Belcher, Inc.

2. Memo of lease dated 12/24/70 recorded 1/26/71 in Reel 194 Page 1048 made by Sylvan Lawrence Company Seymour Cohn d/b/a Sylvan Lawrence Company, Arthur H. Bienenstock and 100 Wall Street Associates (lessor) and Orient Overseas Building Corp. (lessee). (Affects Parcel II only)

3. Joint Operating Agreement made between Sylvan Lawrence and Seymour Cohn d/b/a Sylvan Lawrence Company -and- Orient Overseas Building Corp. and Arthur H. Bienenstock, Sylvan Lawrence and Seymour Cohn dated 12/24/70 recorded 1/26/71 in Reel 194 Page 1080. (Affects Parcel II only)

4. Sidewalk Easement made by Arthur H. Bienenstock dated 7/8/70 recorded 1/6/71 in Reel 192 Page 1898. Policy insures that the improvements currently erected on the premises do not encroach upon said easement area.

5. Distinctive Sidewalk Improvement Maintenance Agreement dated 11/14/90 recorded 2/28/91 in Reel 1765 Page 1742. Policy insures that there are no liens or pending assessments payable to the city of New York under said Agreement.

6. Possible private and public easements within the bed of former Pine Street for the purposes of access, the supplying of water, telephone service, electricity and gas, and for the installing, maintaining and replacing of cables, sewers, conduits, pipes and mains. (Affects only Parcel II)

7. Policy excepts any loss or damage or diminution of any award to the insured by reason of the provisions contained in a deed given by the City of New York recorded in Record Liber 97 Cp. 396 on 8/31/66, which limits the award to $1.00 for taking of a portion of the premises lying in the bed of any street, avenue, parkway, expressway, etc. as shown on the "then present City Map."

8. Lease between Associate Maritime Industries, Inc., as landlord and Orient Overseas Associates, as tenant, dated May 22, 1970, a memo of which was recorded on May 27, 1970 in Reel 174 Page 949, which affects only the leasehold on Parcel II by virtue of Terms, Covenants, Conditions and Agreements contained in Agreement between Orient Overseas Building Corp. and Orient Overseas Associates dated 1/15/71 and recorded 1/26/71 in Reel 194 Page


                                  -Schedule B-

Policy No.: 4197-00138


      1123.

9. Rights of tenants or persons in possession as shown on the annexed schedule, as tenants only.





15. MORTGAGES 1 AND 2 AFFECT THE LEASEHOLD MEMORANZED BY MEMORANDUM OF LEASE RECORDED IN REEL 194 PAGE 1048:

      MORTGAGE #1 made Associated Maritime Industries, Inc. -to- First National City Bank dated 12/31/69, recorded 1/6/70 in Reel 161 Page 1845 to secure the sum of $1,900,000.00 and interest.
      (Mortgage tax paid: $142.50)

      ASSIGNMENT OF MORTGAGE
      MORTGAGE 1 was assigned by First National City Bank -to- United States Steel & Carnegie Pension Fund Inc. by assignment dated 5/13/70, recorded 5/27/70, in Reel 174 Page 989.

      MORTGAGE #2 made by Associated Maritime Industries, Inc. -to- United States Steel and Carnegie Pension Fund, Inc. dated 5/21/70, recorded 5/27/70 in Reel 174 Page 959 to secure the sum of $6,100,000.00 and interest.
      (Mortgage tax paid: $45,750.00)

      This mortgage and mortgage 1 are consolidated to form a single lien of $8,000,000.00 and interest and spread to cover lots 17 and other premises not


                                                                               2
                            -Schedule B (Continued)-

Policy No.: 4197-00138


      made a part hereof

      SUPPLEMENTAL AGREEMENT made between Orient Overseas Building Corp. -and-United States Steel and Carnegie Pension Fund, Inc. dated 1/15/71 recorded 1/28/71 in Reel 194 Page 1787.

      (Affects Parcel II only.)


                                                                               3
                            -Schedule B (Continued)-

                                   SCHEDULE C
                               List of Employees
                                 (See Attached)


                                  Schedule C-1

-------------------------------------------------------------------------------------------------------------
                                 100 WALL STREET
                             EMPLOYEES AND SALARIES
-------------------------------------------------------------------------------------------------------------
                                             1997          1997
                  NAME/                      ANNUAL        HOURLY   EMPLOYEE                    UNION
EMPLOYER          POSITION                   SALARY        RATE     BENEFITS                    AFFILIATION
-------------------------------------------------------------------------------------------------------------
THE WITKOFF
GROUP             Nancy Martinez             65,000.00     31.25    Standard Witkoff Benefits   Non-Union
                  Building Manager

                  Charles Fernandez          35,000.00     16.827   Standard Witkoff Benefits   Non-Union
                  Property Accountant

                  Mark Piccarrillo           23,400.00     11.25    Standard Witkoff Group      Non-Union
                  Security/Administrative

                  Rich Gama                  55,952.00     26.90    Central Pension Fund        Local 94
                  Chief Engineer

                  Cliff Jacobsen             43,789.54     21.05    Central Pension Fund        Local 94
                  Operating Engineer

                  Andrew Scozzari            43,789.54     21.05    Central Pension Fund        Local 94
                  Operating Engineer


                  Wil1iam Zembricki          43,789.54     21.05    Central Pension Fund        Local 94
                  Operating Engineer


                  Daniel O'Neill             34,091.20     16.39    Central Pension Fund        Local 94
                  Engineer's Assistant

                  Peter Mellillo             34,091.20     16.39    Central Pension Fund        Local 94
                  Engineer's Assistant

                  Charlie Corio              31,387.20     15.09    Standard Union Benefits     Local 32B-32J
                  Freight Car Operator
CLEAN RITE
MAINTENANCE

Day Staff         Bajram Causevic            38,640.00     18.5769  Standard Union Benefits     Local 32B-32J
                  Day Porter

                  Ali Duraki                 38,640.00     18.5769  Standard Union Benefits     Local 32B-32J
                  Day Porter

                  Maria Zindami              31,408.00     15.10    Standard Union Benefits     Local 32B-32J
                  Day Matron

                  Joseph Hailey              33,488.00     16.10    Standard Union Benefits     Local 32B-32J
                  Day Porter (Swiss American)

Night Staff       Carlota Leon               31,408.00     15.10    Standard Union Benefits     Local 32B-32J
                  Night Cleaner

                  Danica Ljuljic             31,408.00     15.10    Standard Union Benefits     Local 32B-32J
                  Night Cleaner

EMPLOYEES AND SALARIES
PAGE 2.

                                             1997          1997
                  NAME/                      ANNUAL        HOURLY   EMPLOYEE                    UNION
EMPLOYER          POSITION                   SALARY        RATE     BENEFITS                    AFFILIATION
-------------------------------------------------------------------------------------------------------------
                  Steve Gozner               33,488.00     16.10    Standard Union Benefits     Local 32B-32J
                  Night Porter

                  Drandi Leshi               31,408.00     15.10    Standard Union Benefits     Local 32B-32J
                  Night Cleaner

                  Surka Markovic             20,800.00     10.00    None                        Non-Union
                  Night Cleaner

                  Miriam Mederos             31,408.00     15.10    Standard Union Benefits     Local 32B-32J
                  Night Cleaner

                  Gorbea Myonghui            31,408.00     15.10    Standard Union Benefits     Local 32B-32J
                  Night Cleaner

                  Halina Piszko              33,208.00     16.00    Standard Union Benefits     Local 32B-32J
                  Night Fore-Lady

                  Nora Santos                31,408.00     15.10    Standard Union Benefits     Local 32B-32J
                  Night Cleaner

                  Mrika Skrelja              31,408.00     15.10    Standard Union Benefits     Local 32B-32J
                  Night Cleaner

                  Barnabas Somogyi           38,688.00     18.60    Standard Union Benefits     Local 32B-32J
                  Night Fore-Man

                  Manuel Tagle               33,488.00     16.10    Standard Union Benefits     Local 32B-32J
                  Night Cleaner

                  Panlinne Moreau            31,408.00     15.10    Standard Union Benefits     Local 32B-32J
                  Night Cleaner

                  Regina Wozniak             31,408.00     15.10    Standard Union Benefits     Local 32B-32J
                  Night Cleaner
TRIUMPH
SECURITY:         Ronald Jarvis              15,600.00     7.50     Standard Union Benefits     Allied Int'l
                  Security Officer                                                              Union

                  Deonarine Persaud          6,656.00      8.00     Standard Union Benefits     Allied Int'l
                  Security Officer           (Part-Time 2 days/week)                            Union

                  Naresh Persaud             24,710.40     11.88    Standard Union Benefits     Allied Int'l
                  Fire Safety Director                                                          Union

                  Samuel Waring              12,896.00     7.75     Standard Union Benefits     Allied Int'l
                  Security Officer           (Part-Time 4 days/week)                            Union

EMPLOYEES AND SALARIES
PAGE 3.

                                             1997          1997
                  NAME/                      ANNUAL        HOURLY   EMPLOYEE                    UNION
EMPLOYER          POSITION                   SALARY        RATE     BENEFITS                    AFFILIATION
-------------------------------------------------------------------------------------------------------------
                  Calvin Hill                15,600.00     7.50     Standard Union Benefits     Allied Int'l
                  Security Officer                                                              Union
TRIUMPH*
CLEANING          N/A                        57,480.75     N/A      Standard Union Benefits     Local #2
                                                                                                Window
                                                                                                Washing Union

* Sub-Contracted to Skyline Pro Corporation. The Annual Salary reflects payments made by Triumph to the Sub-Contractor which are then billed to Witkoff.

TOTAL ANNUAL PAYROLL                     1,0927,753.37

                                   SCHEDULE D

                                 List of Leases
                                 (See Attached)

                                  Schedule D-1

                                  Schedule "D"
                                     Leases

       Tenant                        Suite                   Agreements
       ------                        -----                   ----------
Orient Overseas Building Corp.       Grnd                    Lease dated 12/24/70
                                                             Letter dated 1/15/71
                                                             Letter dated 9/6/84
                                                             Letter dated 7/2/85
                                                             Letter dated 9/3/85

Credit Suisse                        P Bsmt. P Grnd E 2nd Lease dated 8/26/87
                                     E 3rd E 10th E 14th & E 15th

                                                             Letter Agreement dated 8/26/87 - Emer Gen
                                                             Letter Agreement dated 8/26/87 - Rent waiver
                              Surr P Grnd                    1st Amendment dated 10/31/90
                              P Bsmt.P Grnd                  2nd Amendment dated 1/31/91
                              Surr P7th take P 8th           3rd Amendment dated 3/16/95
                              Surr 15th                      4th Amendment dated 6/30/96

Swiss American Corp.          E. 4th, 5th, 6th & 9th         Lease dated 8/26/87
                                                             Letter Agreement dated 8/26/87 - Emer Gen
                                                             Letter Agreement dated 7/1/93 - Emer Gen
                                                             Option Exercise Notice 7/22/88
                                                             Letter Agreement dated 5/31/79 (condensor water)

Natwest Markets Group, Inc.   E 17th                         Lease dated 7/86
                              E 17th                         1st Amendment dated 4/30/96
                              E 17th                         2nd Amendment dated 3/3/97

Kokusai America Incorporated  P 19th                         Lease dated 11/86
                              P 19th                         1st Amendment dated 7/12/92
                              P 19th                         2nd Amendment dated 5/1/97

Doha Bank, LTD.               P 19th                         Lease dated 11/13/92

National Bank of Pakistan     P 21st                         Lease dated 3/9/89

Cushman & Wakefield, Inc.     E 25th                         Lease dated 11/1/84
                              E 25th                         1st Amendment dated 7/22/93

       Tenant                        Suite                   Agreements
       ------                        -----                   ----------
Waterhouse Securities, Inc.   E 28th & 29th                  Lease dated 6/4/92
                                                             Letter Agreement dated 6/4/92 - Takeover
                                                             Letter Agreement dated 7/17/92 - Bathrooms
                                                             1st Amendment dated 2/1/93 - Briwater
                              E 27th                         2nd Amendment dated 3/30/94

                              Temp P 19th                    2nd Amendment dated 3/30/94
                              Temp P 23rd                    2nd Amendment dated 3/30/94
                              P 19th                         3rd Amendment dated 2/27/95
                              P 21st                         4th Amendment dated 10/31/95
                              P 7th                          5th Amendment dated 2/15/96
                              E 23rd & 24th                  6th Amendment dated 5/20/96
                              & P Bsmt
                                                             Letter Agreement dated 7/18/96 - Cert. of Occ. Change
                              P 7th & P 19th                 Letter Agreement dated 1/13/97
                              P 7th                          Letter Agreement dated 6/26/97
                              P 19th                         7th Amendment dated 8/1/97

Atlantic Mutual Ins. Co.      E 26th                         Lease dated 6/30/94

Metropolitan Fiber Systems    Space on Grnd Fl               Lease & Licence Agreement dated 12/31/92

Wall Street Discount Corp.    P 21st                         Lease dated 1/87
                              P 7th                          1st Amendment dated 4/1/95

MCI Telecommunications Corp.  E 22nd                         Lease dated 2/96
                              E 15th                         1st Amendment dated 8/20/96

Bank Ekspor Impor             P 18th                         Lease dated 11/93

First Trust of New York       E 16th                         Lease dated 3/11/94
                              P 20th                         1st Amendment dated 12/29/95

Stock Clearing Corp. Phila    P 18th                         Lease dated 9/27/83
                                                             1st Amendment dated 10/20/89
                                                             2nd Amendment dated 12/21/90
                                                             3rd Amendment dated 3/11/94

New World Coffee, Inc.        P Grnd & P Bmst                Lease dated 5/20/94

MCIMETRO Access
Transmission Service, Inc.    Portion Bsmt                   License Agreement dated 12/13/96

       Tenant                        Suite                   Agreements
       ------                        -----                   ----------
Time Warner                                                  Commercial Landlord Agreement dated 1/7/94
Kinko's                       Part Ground                    Lease dated 8/1/97
Cellco/Nynex                  Part Ground                    Lease dated 8/27/97
                                                             (Received facsimile signature page only)

                                   SCHEDULE E
                               List of Contracts
                                 (See Attached)

                                  Schedule E-1

                                100 WALL STREET
                                 CONTRACT LIST

-------------------------------------------------------------------------------------------------------------------------------
    VENDOR                                ADDRESS                      CITY, STATE  ZIP             PHONE             AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
  1 AFA Protective Systems                155 Michael Drive            Syosset, NY 11791            212/279-5000     2,119.54
-------------------------------------------------------------------------------------------------------------------------------
  2 Barbara Scott                         10 East 16th Street          New York, NY 10003           212/691-0277     1,450.00
-------------------------------------------------------------------------------------------------------------------------------
  3 Bronze Tone Elliott Metal & Marble    6101 15th Avenue             Brooklyn, NY 11219           718/234-7999       811.88
-------------------------------------------------------------------------------------------------------------------------------
  4 Carrier Corporation                   521 Fifth Avenue             New York, NY 10175           212/309-8060    NC
-------------------------------------------------------------------------------------------------------------------------------
  5 Central Pension Fund                  331-337 West 44th Street     New York, NY 10036           212/586-7414     8,781.54
-------------------------------------------------------------------------------------------------------------------------------
  6 Clean Rite Maintenance                370 Lexington Avenue         New York, NY 10017           212/599-6533    83,333.33
-------------------------------------------------------------------------------------------------------------------------------
  7 Croker Fire Drill Corporation         P.O. Box 77                  East Islip, NY 11730         516/277-7602       225.00
-------------------------------------------------------------------------------------------------------------------------------
  8 Fire Service, Inc.                    39-27 59th Street            Woodside, NY 11377           718/899-6100     1,291.66
-------------------------------------------------------------------------------------------------------------------------------
  9 GenServe, Inc.                        18-38 45th Street            Astoria, NY 11105            718/956-8700     1,620.00
-------------------------------------------------------------------------------------------------------------------------------
 10 Honeywell Inc.                        75-20 Astoria Boulevard      Jackson Heights, NY 11370    718/533-5994       768.03
-------------------------------------------------------------------------------------------------------------------------------
 11 Lanier Worldwide, Inc.                2150 Parklake Drive          Atlanta, GA 30345            800/947-7772       242.21
-------------------------------------------------------------------------------------------------------------------------------
 12 Lucent Technologies                   144 East 44th Street         New York, NY 10017           800/531-4804       253.26
-------------------------------------------------------------------------------------------------------------------------------
 13 Montgomery Kone                       Box 429                      Moline, IL 61266             212/944-6411    10,175.50
-------------------------------------------------------------------------------------------------------------------------------
 14 Nalco Chemical                        P.O. Box 640863              Pittsburgh, PA 15264         630/305-1000     1,438.48
-------------------------------------------------------------------------------------------------------------------------------
 15 Pitney Bowes                          P.O. Box 12070               Albany, NY 12212-2070        800/628-2721       103.92
-------------------------------------------------------------------------------------------------------------------------------
 16 Spider Staging                        48-29 31st Place             Long Island City, NY 11101   718/349-0700       889.71
-------------------------------------------------------------------------------------------------------------------------------
 17 Sterling Services Company             636 West 43rd Street         New York, NY 10036           212/643-8888       135.31
-------------------------------------------------------------------------------------------------------------------------------
 18 Triumph Cleaning                      65 East 55th Street          New York, NY 10022           212/308-4778     4,790.06
-------------------------------------------------------------------------------------------------------------------------------
 19 Triumph Security Corporation          65 East 55th Street          New York, NY 10022           212/308-4778     8,699.60
-------------------------------------------------------------------------------------------------------------------------------
 20 WH Christian & Sons Inc.              22-28 Franklin Street        Brooklyn, NY 11222           718/389-7000       189.00
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
    VENDOR                                  BILLING     SERVICE                                                       CONTRACT
-------------------------------------------------------------------------------------------------------------------------------
  1 AFA Protective Systems                  Annual      Monitor Fire Command Station                                     x
-------------------------------------------------------------------------------------------------------------------------------
  2 Barbara Scott                           3 x/Year    Lobby, Security Console and 12th Floor Floral Arrangements       x
-------------------------------------------------------------------------------------------------------------------------------
  3 Bronze Tone Elliott Metal & Marble      Monthly     Metal Maintenance (Limited)                                      x
-------------------------------------------------------------------------------------------------------------------------------
  4 Carrier Corporation                     N/A         Maintain Absorbers (Installed)                                   x
-------------------------------------------------------------------------------------------------------------------------------
  5 Central Pension Fund                    Monthly     Central Pension (Union Dues-Engineers) Costs are approximate     x
-------------------------------------------------------------------------------------------------------------------------------
  6 Clean Rite Maintenance                  Monthly     Base Building General Cleaning                                  Oral
-------------------------------------------------------------------------------------------------------------------------------
  7 Croker Fire Drill Corporation           Monthly     Coordinate Building Fire Drills                                  x
-------------------------------------------------------------------------------------------------------------------------------
  8 Fire Service, Inc.                      Monthly     Clean, service and maintain Building Fire Equipment              x
-------------------------------------------------------------------------------------------------------------------------------
  9 GenServe, Inc.                          Annual      Maintenance of Caterpillar Generator                             x
-------------------------------------------------------------------------------------------------------------------------------
 10 Honeywell Inc.                          Monthly     Automation System Maintenance                                    x
-------------------------------------------------------------------------------------------------------------------------------
 11 Lanier Worldwide, Inc.                  Monthly     Copier Lease                                                     x
-------------------------------------------------------------------------------------------------------------------------------
 12 Lucent Technologies                     Monthly     Typewriter and Fax Machine Lease                                 x
-------------------------------------------------------------------------------------------------------------------------------
 13 Montgomery Kone                         Monthly     Elevator Maintenance                                             x
-------------------------------------------------------------------------------------------------------------------------------
 14 Nalco Chemical                          Monthly     Water Treatment                                                  x
-------------------------------------------------------------------------------------------------------------------------------
 15 Pitney Bowes                            Monthly     Postage Meter Machine                                            x
-------------------------------------------------------------------------------------------------------------------------------
 16 Spider Staging                          Monthly     Maintenance of Window Washing Rig                                x
-------------------------------------------------------------------------------------------------------------------------------
 17 Sterling Services Company               Quarterly   Revolving Door Maintenance                                       x
-------------------------------------------------------------------------------------------------------------------------------
 18 Triumph Cleaning                        Monthly     Lobby Window Cleaning                                            x
-------------------------------------------------------------------------------------------------------------------------------
 19 Triumph Security Corporation            Monthly     Contract Security Services (168 hours x 11.95/hr.)               x
-------------------------------------------------------------------------------------------------------------------------------
 20 WH Christian & Sons Inc.                Monthly     Uniform Supply & Cleaning                                        x
-------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE G
                               Arrearage Schedule
                                 (See Attached)


                                  Schedule G-1

8/25/97                       THE WITKOFF GROUP, LLC                     3:06 pm

User: CHARLES            Delinquency / Aging Report (Detailed)           Page: 1

Property : 100 WALL, LLC          as of 8/31/97
(  100)    NEW YORK, NEW YORK 10005


Unit      Unit Ref.                                            Deposits     Balance    1 - 30    31 - 60      61 - 90    Over 90
Type       Number                   Name                         Held         Due       Days       Days         Days       Days
----   -------------  ---------------------------------------  ---------  ----------  --------  ----------   ---------   -------
CURR      20             METROPOLITAN FIBER S                    793.34      387.82    397.42                             (9.60)

                         Chg  Description                          Date
                         ---  -------------------------------   -------
                         ELE  ELECTRIC - FUEL ADJUSTMENT        6/01/97                                                   (8.67)
                         ELE  ELECTRIC - FUEL ADJUSTMENT        6/01/97                                                   (0.93)
                         ELE  ELECTRIC CHARGES                  8/01/97                 43.25
                         RNT  MONTHLY RENT                      8/01/97                354.17
--------------------------------------------------------------------------------------------------------------------------------
CURR      15B            MCImetro ACCESS TRAN                      0.00       71.75                         (100.75)      172.50
                         Contact: JUDY MILLER
                         Phone:   (972) 918-1327

                         Chg  Description                          Date
                         ---  -------------------------------   -------
                         RNT  MONTHLY RENT                      6/01/97                                                   172.50
                         ELE  ELECTRIC CHARGES                  6/20/97                                     (100.75)
--------------------------------------------------------------------------------------------------------------------------------
CURR      200            CREDIT SUISSE FIRST                       0.00   33,311.89                                    33,311.89
                         Contact: ELLEN MICOOLE
                         Phone:   (212) 325-7153

                         Chg  Description                          Date
                         ---  -------------------------------   -------
                         ELE  ELECTRIC: 1/31/97 - 2/28/97       5/01/97                                                 1,524.76
                         ELE  ELECTRIC: 7/01/96 - 8/01/96       6/01/97                                                13,505.65
                         ELE  ELECTRIC: 8/01/96 - 9/02/96       6/01/97                                                 5,753.95
                         ELE  ELECTRIC: 9/02/96 - 10/01/96      6/01/97                                                 4,962.84
                         ELE  ELECTRIC: 10/3/96 - 11/1/96       6/01/97                                                 1,026.80
                         ELE  ELECTRIC: 11/1/96 - 12/2/96       6/01/97                                                   492.71
                         ELE  ELECTRIC: 12/02/96 - 1/02/97      6/01/97                                                 6,045.18
--------------------------------------------------------------------------------------------------------------------------------
CURR      705            WATERHOUSE SECURITIE                      0.00   52,093.56  6,169.75              22,988.56   22,935.25

                         Chg  Description                          Date
                         ---  -------------------------------   -------
                         ELE  ELECTRIC - FUEL ADJUSTMENT        6/01/97                                                  (53.31)
                         ELE  ELECTRIC CHARGES                  6/01/97                                                 2,468.60
                         RNT  MONTHLY RENT                      6/01/97                                                20,519.96
                         ELE  ELECTRIC CHARGES                  7/01/97                                     2,468.60
                         RNT  MONTHLY RENT                      7/01/97                                    20,519.96
                         ELE  ELECTRIC CHARGES                  8/01/97                611.42
                         RNT  MONTHLY RENT                      8/01/97              5,558.33
--------------------------------------------------------------------------------------------------------------------------------
CURR      1500           MCI TELECOMMUNICATIO                      0.00    1,228.94                                     1,228.94
                         Contact: JENNIFER MALONE
                         Phone:   (703) 414-4671

                         Chg  Description                          Date
                         ---  -------------------------------   -------

8/25/97                       THE WITKOFF GROUP, LLC                     3:06 pm

User: CHARLES            Delinquency / Aging Report (Detailed)           Page: 2

Property : 100 WALL, LLC          as of 8/31/97
(  100)    NEW YORK, NEW YORK 10005


Unit      Unit Ref.                                            Deposits     Balance    1 - 30    31 - 60      61 - 90    Over 90
Type       Number                   Name                         Held         Due       Days       Days         Days       Days
----   -------------  ---------------------------------------  ---------  ----------  --------  ----------   ---------   -------
CURR      1500           MCI TELECOMMUNICATION (continued)

                         Chg  Description                          Date
                         ---  -------------------------------   -------
                         ELE  ELECTRIC: 11/01/96 - 12/02/9      6/01/97                                                     5.74
                         TSP  TENANT SERV. (#23179-3/20/97      6/01/97                                                    27.06
                         TSP  TENANT SERV. (#23174-3/20/97      6/01/97                                                    37.39
                         TSP  TENANT SERV. (#23161-3/20/97      6/01/97                                                 1,050.00
                         TSP  TENANT SERV. (#23160-3/20/97      6/01/97                                                   108.25
--------------------------------------------------------------------------------------------------------------------------------
CURR      1910           WATERHOUSE SECURITIE                      0.00   26,874.06  8,958.02               8,958.02    8,958.02

                         Chg  Description                          Date
                         ---  -------------------------------   -------
                         ELE  ELECTRIC CHARGES                  6/01/97                                                   928.48
                         RNT  MONTHLY RENT                      6/01/97                                                 8,029.34
                         ELE  ELECTRIC CHARGES                  7/01/97                                       928.48
                         RNT  MONTHLY RENT                      7/01/97                                     8,029.54
                         ELE  ELECTRIC CHARGES                  8/01/97                928.48
                         RNT  MONTHLY RENT                      8/01/97              8,029.54
--------------------------------------------------------------------------------------------------------------------------------
CURR      203S           WALL STREET TRANSCRI                      0.00      132.20                                       132.20

                         Chg  Description                          Date
                         ---  -------------------------------   -------
                         STX  SALES TAX #WST001                 6/01/97                                                     8.76
                         TSP  RE-KEY CYLINDER+KEYS(24)WST0      6/01/97                                                   123.44
--------------------------------------------------------------------------------------------------------------------------------
CURR      208S           FIRST HANOVER SECURI                      0.00    2,207.40  2,207.40

                         Chg  Description                          Date
                         ---  -------------------------------   -------
                         CON  CONDENSER                         8/01/97                744.00
                         CON  CONDENSER (JULY 1997)             8/01/97                744.00
                         CON  CONDENSER (JUNE 1997)             8/01/97                719.40
--------------------------------------------------------------------------------------------------------------------------------
CURR      209S           RSL COMMUNICATIONS                        0.00        4.60                             4.60

                         Chg  Description                          Date
                         ---  -------------------------------   -------
                         TSP  KEYS FOR MENS ROOM #RSL05069      7/01/97                                         4.60
--------------------------------------------------------------------------------------------------------------------------------
CURR      2140           FIRST OF MICHIGAN CO                      0.00    6,520.42  6,520.42

                         Chg  Description                          Date
                         ---  -------------------------------   -------
                         ELE  ELECTRIC CHARGES                  8/01/97                633.23
                         POW  PORTERS WAGE ESC                  8/01/97                362.19


8/25/97                      THE WITKOFF GROUP, LLC                      3:06 pm

User: CHARLES           Delinquency / Aging Report (Detailed)            Page: 3

Property : 100 WALL, LLC           as of  8/31/97
(  100)  NEW YORK, NEW YORK 10005

Unit  Unit Ref.                        Deposits                  1 - 30    31 - 60    61 - 90     Over 90
Type  Number          Name               Held      Balance Due    Days       Days       Days        Days
----  -------- ----------------------- ---------   -----------   ------    -------    -------     -------
CURR  2140     FIRST OF MICHIGAN COR (continued)

               Chg         Description              Date
               --- ------------------------------  -------

               RNT MONTHLY RENT                     8/01/97     5,525.00

---------------------------------------------------------------------------------------------------------

CURR  2300     WATERHOUSE SECURITIE      0.00    78,858.13     76,505.75              2,352.38

               Chg         Description              Date
               --- ------------------------------  -------

               TSP SMOKE DETECTOR BATT. #WS0519     7/01/97                               6.90
               TSP FREIGHT @ $75HR #WS050697        7/01/97                             517.50
               TSP FREIGHT @ $75HR #WS050697        7/01/97                              40.98
               TSP TENANT SERVICES                  7/01/97                           1,787.00
               RNT MONTHLY RENT                     8/01/97    72,738.75
               STR STORAGE                          8/01/97     1,980.00
               TSP TENANT SERVICES                  8/01/97     1,787.00

---------------------------------------------------------------------------------------------------------

CURR  2500     CUSHMAN & WAKEFIELD,      0.00       146.86         35.48                  35.48     73.90

               Chg         Description              Date
               --- ------------------------------  -------

               STX SALES TAX                        4/01/97                                         35.48
               RNT MONTHLY RENT                     6/01/97                                         40.42
               STX SALES TAX                        7/01/97                              35.48
               STX SALES TAX                        8/01/97        35.48

---------------------------------------------------------------------------------------------------------

CURR  2701     WATERHOUSE SECURITIE      0.00    36,145.68     36,145.68

               Chg         Description              Date
               --- ------------------------------  -------

               OPR OPERATING EXPENSE ESC            8/01/97       489.43
               RNT MONTHLY RENT                     8/01/97    35,656.25

---------------------------------------------------------------------------------------------------------

CURR  2800     WATERHOUSE SECURITIE      0.00    54,736.15     34,736.15

               Chg         Description              Date
               --- ------------------------------  -------

               OPR OPERATING EXPENSE ESC            8/01/97        41.15
               RNT MONTHLY RENT                     8/01/97    53,027.50
               TSP TENANT SERVICES                  8/01/97     1,667.50

---------------------------------------------------------------------------------------------------------

8/25/97                      THE WITKOFF GROUP, LLC                      3:06 pm

User: CHARLES        Delinquency / Aging Report (Detailed)               Page: 4

Property : 100 WALL, LLC          as of 8/31/97
(  100)    NEW YORK, NEW YORK 10005

                              Deposits               1 - 30      31 - 60    61 - 90     Over 90
                                Held   Balance Due    Days        Days       Days        Days
                               ------  ----------- ----------   --------   ---------   ---------
P R 0 P E R T Y  T 0 T A L S   793.34  292,719.46  191,676.07     0.00     34,238.29   66,805.10

             Chg     Description           Total
             --- --------------------- -----------
             OPR OPERATING EXPENSE ESC     530.58      530.58
             STR STORAGE                 1,980.00    1,980.00
             POW PORTERS WAGE ESC          362.19      362.19
             CON CONDENSER               2,207.40    2,207.40
             STX SALES TAX                 115.20       35.48                  35.48       44.24
             TSP TENANT SERVICES         7,158.12    3,454.50               2,356.98    1,346.64
             RNT MONTHLY RENT          238,201.46  180,889.54              28,549.50   28,762.42
             ELE ELECTRIC CHARGES       42,164.51    2,216.38               3,296.33   36,651.80

8/25/97                      THE WITKOFF GROUP, LLC                      3:05 pm

User: CHARLES        Delinquency / Aging Report (Summarized)             Page: 1

Property : 100 WALL, LLC          as of 8/31/97
(  100)    NEW YORK, NEW YORK 10005

Unit  Unit Ref.                   Deposits                1 - 30    31 - 60     61 - 90     Over 90
Type  Number       Name             Held   Balance Due     Days       Days        Days        Days
----  ------ --------------------   ------ -----------  ----------  --------   ---------   ---------
CURR    20   METROPOLITAN FIBER S   793.34     387.82      397.42                              (9.60)
CURR   15B   MCImetro ACCESS TRAN     0.00      71.75                            (100.75)     172.50
CURR   200   CREDIT SUISSE FIRST      0.00  33,311.89                                      33,311.99
CURR   705   WATERHOUSE SECURITIE     0.00  52,093.56    6,169.75              22,988.56   22,935.25
CURR  1500   MCI TELECOMMUNICATIO     0.00   1,228.94                                       1,228.94
CURR  1910   WATERHOUSE SECURITIE     0.00  26,874.06    8,958.02               8,958.02    8,958.02
CURR  203S   WALL STREET TRANSCRI     0.00     132.20                                         132.20
CURR  208S   FIRST HANOVER SECURI     0.00   2,207.40    2,207.40
CURR  209S   RSL COMMUNICATIONS       0.00       4.60                               4.60
CURR  2140   FIRST OF MICHIGAN CO     0.00   6,520.42    6,520.42
CURR  2300   WATERHOUSE SECURITIE     0.00  78,858.13   76,505.75               2,352.38
CURR  2500   CUSHMAN & WAKEFIELD,     0.00     146.86       35.48                  35.48       75.90
CURR  2701   WATERHOUSE SECURITIE     0.00  36,145.68   36,145.68
CURR  2800   WATERHOUSE SECURITIE     0.00  54,736.15   54,736.15

8/25/97                      THE WITKOFF GROUP, LLC                      3:05 pm

User: CHARLES        Delinquency / Aging Report (Summarized)             Page: 2

Property : 100 WALL, LLC          as of 8/31/97
(  100)    NEW YORK, NEW YORK 10005

                              Deposits               1 - 30      31 - 60    61 - 90     Over 90
                                Held   Balance Due    Days        Days       Days        Days
                               ------  ----------- ----------   --------   ---------   ---------
P R 0 P E R T Y  T 0 T A L S   793.34  292,719.46  191,676.07     0.00     34,238.29   66,805.10

                                   SCHEDULE K
                               Existing Insurance
                                 (See Attached)

                                  Exhibit 1-1

------------------------------------------------------------------------------------------------------------------------------------
ACORD CERTIFICATE OF LIABILITY INSURANCE [ILLEGIBLE]                            DATE (MM/DD/YY)
                                         [ILLEGIBLE]                                  09/02/97
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER                                 THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
                                         ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE
The Trayner Group Ltd.                   HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR
701 Westchester Avenue                   ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
White Plains NY 10604
                                         ------------------------------------------------------
                                                       COMPANIES AFFORDING COVERAGE
                                         ------------------------------------------------------
Sarah-Anne Trayner
[ILLEGIBLE] 914-683-0909 [ILLEGIBLE]     COMPANY
                                            A      Royal Indemnity Company
-----------------------------------------------------------------------------------------------
INSURED
                                         COMPANY
100 Wall LLC                                B      Empire Insurance Group
c/o The Witkoff Group LLC                ------------------------------------------------------
Mr. Kenneth Cohan                        COMPANY
156 William Street                          C      Hartford Steam Boiler
New York, NY 10038                       ------------------------------------------------------
                                         COMPANY
                                            D      TIG INSURANCE COMPANY OF NY
------------------------------------------------------------------------------------------------------------------------------------
COVERAGES

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED
NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION
OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY
PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS,
EXCLUSIONS AND CONDITIONS OF SUCH POLICIES, LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
------------------------------------------------------------------------------------------------------------------------------------

CO                                                       POLICY EFFECTIVE     POLICY EXPIRATION
LTR          TYPE OF INSURANCE         POLICY NUMBER      DATE (MM/DD/YY)      DATE (MM/DD/YY)                  LIMITS
------------------------------------------------------------------------------------------------------------------------------------
    GENERAL LIABILITY                                                                           GENERAL AGGREGATE      $2,000,000
 B  |X| COMMERCIAL GENERAL LIABILITY     CL 532099           09/27/96              09/27/97     PRODUCTS-COMP/OP AGG   $1,000,000
    |_||_| CLAIMS MADE |X| OCCUR                                                                PERSONAL & ADV INJURY  $1,000,000
    |_| OWNER'S & CONTRACTOR'S PROT                                                             EACH OCCURRENCE        $1,000,000
    |_|                                                                                         FIRE DAMAGE  ( ANY USE THIS) $50,000
    |_|____________________________                                                             MED EXP      ( ANY ONE PERSON )$NONE
    |_|
------------------------------------------------------------------------------------------------------------------------------------
   AUTOMOBILE LIABILITY
  |_| ANY AUTO                           ATL 442362          09/27/96             09/27/97      COMBINED SINGLE LIMIT  $1,000,000
  |_| ALL OWNED AUTOS                                                                           BODILY INJURY ( PER PERSON ) $
  |_| SCHEDULED AUTOS                                                                           BODILY INJURY ( PER PERSON ) $
A |X| HIRED AUTOS                                                                               PROPERTY DAMAGE              $
A |X| NON-OWNED AUTOS
  |_|______________________________
  |_|
------------------------------------------------------------------------------------------------------------------------------------
  [ILLEGIBLE]  LIABILTY                                                                          AUTO ONLY,  [ILLEGIBLE]  ACCIDENT $
  |_| ANY AUTO                                                                                   OTHER THAN AUTO ONLY
  |_|______________________________                                                                              EACH ACCIDENT $
  |_|                                                                                                                AGGREGATE $
------------------------------------------------------------------------------------------------------------------------------------
  EXCESS LIABILITY                                                                               EACH OCCURRENCE        $100,000,000
D |X| UMBRELLA FORM                       UNASSIGNED         08/31/97             06/20/98       AGGREGRATE             $100,000,000
  |X| OTHER THAN UMBRELLA FORM                                                                   [ILLEGIBLE]                $10,000
------------------------------------------------------------------------------------------------------------------------------------
  WORKER'S COMPENSATION AND
  EMPLOYER'S LIABILITY                                                                       WC STATUTORY LIMITS| |OTHER     $
  THE PROPRIETOR/                                                                           [ILLEGIBLE]  EACH ACCIDENT       $
  PARTNERS, EXECUTIVE    |_| INCL                                                           [ILLEGIBLE]  POLICY LIMIT        $
  OFFICERS  [ILLEGIBLE]  |_| EXCL                                                     [ILLEGIBLE] DISEASE- [ILLEGIBLE]  EMPLOYER   $
------------------------------------------------------------------------------------------------------------------------------------
  OTHER
A REPLACEMENT COST              33,700,000 Agreed AMOUNT     09/27/96             09/27/97   EARTHQUAKE                   50,000,000
C BOILER & MACHINERY            100,000,000 Per OCcurrance   09/27/96             09/27/97   [ILLEGIBLE]                      25,000
------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF  [ILLEGIBLE]
Co.  [ILLEGIBLE]  First Community Insurance Company
Flood Insurance, Building,  [ILLEGIBLE]  $ 500,000, Deductible $5,000
[ILLEGIBLE] Insured: 100 Wall LLC
                     100 Wall Street
                     New York, NY
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATEHOLDER
                    0000000

                                                                                         [ILLEGIBLE]
                                                                                ____________________________________________________
EVIDENCE OF INSURANCE                                                           AUTHORIZED [ILLEGIBLE]
                                                                                SARAH-ANNA [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT 3

                                      DEED

                                 (See Attached)


                                  Exhibit 3-1

T 689

Standard N.Y.B.T.U. Form 4001
Bargain & Sale deed, without covenant against grantor's acts -- Ind. or Corp.
                                     JULIUS BLUMBERG, INC., LAW BLANK PUBLISHERS

CONSULT YOUR LAWYER BEFORE SIGNING THIS INSTRUMENT--THIS INSTRUMENT SHOULD BE USED BY LAWYERS ONLY.

THIS INDENTURE, made the            day of                , nineteen hundred and

BETWEEN



party of the first part, and


                                                      party of the second part,

WITNESSETH, that the party of the first part, in consideration of ten dollars and other valuable consideration paid by the party of the second part, does hereby grant and release unto the party of the second part, the heirs or successors and assigns of the party of the second part forever,

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the






TOGETHER with all right, title and interest, if any, of the party of the first part in and to any streets and roads abutting the above described premises to the center lines thereof; TOGETHER with the appurtenances and all the estate and rights of the party of the first part in and to said premises; TO HAVE AND TO HOLD the premises herein granted unto the party of the second part, the heirs or successors and assigns of the party of the second part forever.

AND the party of the first part, in compliance with Section 13 of the Lien Law, covenants that the party of the first part will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose. The word "party" shall be construed as if it read "parties" whenever the sense of this indenture so requires.

IN WITNESS WHEREOF, the party of the first part has duly executed this deed the day and year first above written.

IN PRESENCE OF:

STATE OF NEW YORK, COUNTY OF                   ss:

On the         day of               19  , before me personally came


to me known to be the individual   described in and who executed the foregoing
instrument, and acknowledged that       executed the same.


STATE OF NEW YORK, COUNTY OF                   ss:

On the      day of             19  , before me personally came              to
me known, who, being by me duly sworn, did depose and say that  he resides at
No.                              ; that  he is the                      of
                                            , the corporation described in and
which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation,
and that  he signed h   name thereto by like order.

--------------------------------------------------------------------------------

STATE OF NEW YORK, COUNTY OF                   ss:

On the         day of               19  , before me personally came


to me known to be the individual   described in and who executed the foregoing
instrument, and acknowledged that       executed the same.


STATE OF NEW YORK, COUNTY OF                   ss:

On the       day of                 19  , before me personally came
                                                       the subscribing witness
to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say that he resides at No.
                                          ; that  he knows
                                                                            to
be the individual  described in and who executed the foregoing instrument; that
 he, said subscribing witness, was present and saw                execute the
same; and that  he, said witness, at the same time subscribed h   name as
witness thereto.



                             Bargain and Sale Deed
                    WITHOUT COVENANT AGAINST GRANTOR'S ACTS
                    TITLE NO.
                    =======================================

                                       TO


                                                SECTION
                                                BLOCK
                                                LOT
                                                COUNTY OR TOWN


                                                    RETURN BY MAIL TO:
                                          -------------------------------------


                                                                  Zip No.
                                          -------------------------------------


--------------------------------------------------------------------------------
Reserve this space for use of Recording Office.



--------------------------------------------------------------------------------